As filed with the Securities and Exchange Commission on April 24, 2023
Registration No. 333-146591
811-04113

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 24
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 385

John Hancock Life Insurance Company (U.S.A.) Separate Account H
(formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H)
(Exact name of Registrant)
John Hancock Life Insurance Company (U.S.A.)
(formerly, The Manufacturers Life Insurance Company (U.S.A.))
(Name of Depositor)

38500 Woodward Avenue Bloomfield Hills, Michigan 48304
(Address of Depositor’s Principal Executive Offices)

(617) 663-3000
(Depositor’s Telephone Number Including Area Code)

Sophia Pattas, Esquire John Hancock Life Insurance Company (U.S.A.) 200 Berkeley Street Boston, MA 02116
(Name and Address of Agent for Service)

Title of Securities Being Registered: Variable Annuity Insurance Contracts
Approximate Date of Proposed Public Offering: As soon as practicable after effectiveness of this amendment.
It is proposed that this filing will become effective (check appropriate box):
[ ] immediately upon filing pursuant to paragraph (b)
[X] on May 1, 2023, pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on _____ pursuant to paragraph (a)(1) of rule 485 under the Securities Act.
If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Venture® Opportunity A Share Variable Annuity Prospectus
Previously Issued Contracts

May 1, 2023
This Prospectus describes interests in VENTURE® OPPORTUNITY A SHARE flexible Purchase Payment deferred individual Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) that were previously issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, or by John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture® Opportunity A Share Variable Annuity Contract for the name of your issuing Company.
Variable Investment Options. You may allocate Contract Values or Additional Purchase Payments (to the extent permitted under your Contract) to Variable Investment Options. If you do, we measure your Contract Value and Variable Annuity payments according to the investment performance of Variable Investment Options under the Contracts. We hold the assets for each Variable Investment Option in a corresponding Subaccount of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, a corresponding Subaccount of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount, in turn, invests in a Portfolio of the John Hancock Variable Insurance Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus. John Hancock Investments Management Services, LLC (“JHIMS LLC”), an affiliate of ours, is the investment adviser to the John Hancock Variable Insurance Trust.
Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
0523:70398
Venture® Opportunity A Share 2023

ii

Page No.
Appendix A: Examples of Calculation of Withdrawal Charges	A-1
Appendix B: Enhanced Death Benefit Rider	B-1
Page No.
Appendix C: Guaranteed Minimum Withdrawal Benefit Riders	C-1
iii

I. Glossary
The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.
Accumulation Period: The period between the issue date of the Contract and the Annuity Commencement Date.
Additional Purchase Payment: Any Purchase Payment made after the initial Purchase Payment.
Adjusted Benefit Base: A guaranteed minimum withdrawal benefit Rider’s Benefit Base immediately after we adjust it during a Contract Year to reflect the value of Additional Purchase Payments that we add to the Benefit Base. See Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders.”
Age 65 Contract Anniversary: The Contract Anniversary on, or next following, the date the Owner turns age 65.
Age 95 Contract Anniversary: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Covered Person turns age 95 (for Income Plus For Life® – Joint Life Series Riders, the older Covered Person).
Anniversary Value: A term used with our optional Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. See Appendix B: “Enhanced Death Benefit Rider.
Annuitant: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as “co-Annuitant.” The Annuitant and co-Annuitant are referred to collectively as “Annuitant.” The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.
Annuities Service Center: The mailing address and overnight mail address of our service office is listed on the back cover of this Prospectus.
Annuity Commencement Date: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the Maturity Date and, for John Hancock New York Contracts, at least one year after the Contract Date.
Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.
Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.
Associated Accounts: For Contracts purchased before November 9, 2009, the sources of your assets that are used (in states where permitted; not available in New York) to determine your Cumulative Value and applicable front-end sales charge. Associated Accounts include your Variable Annuity Contracts issued by us through your financial adviser’s broker-dealer that are currently in the accumulation phase, and certain additional contracts or accounts identified by your financial adviser’s broker-dealer. Contracts purchased on or after November 9, 2009 do not have Associated Accounts.
Beneficiary: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.
Benefit Base: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine a guaranteed amount under the Rider. Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.
Benefit Rate: A rate we use to determine a guaranteed withdrawal amount under a guaranteed minimum withdrawal benefit Rider.
Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.
Code: The Internal Revenue Code of 1986, as amended.
Commuted Value: The present value of any remaining guaranteed annuity payments under your Contract, determined on the day we receive your written request for surrender. See “Full Surrenders During the Pay-out Period” in “VII. Description of the Contract - Pay- Out Period Provisions.”

Company: John Hancock USA or John Hancock New York, as applicable.
Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application for a Contract, unless changed.
Contract: The Variable Annuity contract described in this Prospectus.
Contract Anniversary: The day in each calendar year after the Contract Date that is the same month and day as the Contract Date.
Contract Date: The date of issue of the Contract.
Contract Value: The total of the Investment Account values attributable to the Contract.
Contract Year: A period of twelve consecutive months beginning on the date the Contract was issued, or any anniversary of that date.
Covered Person(s): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under the Rider. Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.
Credit: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base that we may apply during one or more Credit Periods. The Credit may also be referred to as the “Bonus” or “Target Amount” in the Rider you purchased. Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.
Credit Period: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a period of time we use to measure the availability of Credits. Credit Periods may be referred to as “Bonus Periods” or the periods ending on a “Target Date” in the Rider you purchased. Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.
Credit Rate: The rate we use to determine a Credit, if any, under a guaranteed minimum withdrawal benefit Rider.
Cumulative Value: This is the amount we use to determine your applicable front-end sales charge. For Contracts purchased on or after November 9, 2009, Cumulative Value is equal to your current Purchase Payment and, if making an Additional Purchase Payment, the greater of your Contract Value or the sum of all previous Purchase Payments minus any withdrawals. For Contracts purchased before November 9, 2009, Cumulative Value is equal to your current Purchase Payment plus your existing Contract Value plus the value of any Associated Accounts (in states where permitted; not available in New York).
DCA Fixed Investment Option: An Investment Option, held in the Company’s General Account, established to make automatic transfers over a pre-determined period to elected Variable Investment Options. The availability of a Fixed Investment Option under our Dollar Cost Averaging program has been suspended since June 20, 2014. Contracts with Contract Value already held in the DCA Fixed Investment Option may remain invested until the amount in the DCA Fixed Investment Option is exhausted, but no Additional Purchase Payments may be allocated to the DCA Fixed Investment Option on or after June 20, 2014. Additional Purchase Payments (if not otherwise restricted) made on or after June 20, 2014 and allocated to the DCA Fixed Investment Option will be allocated instead to the Destination Investment Option(s) selected upon enrollment in the DCA program.
Excess Withdrawal: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider and which, during periods of declining investment performance and thereafter, may cause substantial reductions to or the loss of guaranteed minimum withdrawal benefits. Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.
Financial Account Plan: A method of making periodic Additional Purchase Payments automatically through a bank account, brokerage account or other account you hold at a similar financial institution.
Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.
General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.
Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction is considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.
Income Plus For Life® 2.08 Series Riders: Both Income Plus For Life® 2.08 Riders – i.e., Income Plus For Life® 2.08 and Income Plus For Life – Joint Life® 2.08.
Income Plus For Life® 5.09 Series Riders: Both Income Plus For Life® 5.09 Riders – i.e., Income Plus For Life® 5.09 and Income Plus For Life – Joint Life® 5.09.
Income Plus For Life® 5.10 Series Riders: Both Income Plus For Life® 5.10 Riders – i.e., Income Plus For Life® 5.10 and Income Plus For Life – Joint Life® 5.10.
Investment Account: An account we established for you which represents your interests in an Investment Option during the Accumulation Period.
Investment Options: The investment choices available to Contract Owners.
John Hancock New York: John Hancock Life Insurance Company of New York.
John Hancock USA: John Hancock Life Insurance Company (U.S.A.).
Lifetime Income Amount: A term used with our guaranteed minimum withdrawal benefit Riders that generally describes the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later). Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.
Lifetime Income Date: A term used with our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the Lifetime Income Amount. Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.
Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.
Net Purchase Payment: A Purchase Payment less any applicable front-end sales charge and premium tax.
Nonqualified Contract: A Contract which is not issued under a Qualified Plan.
Owner or Contract Owner (“you”): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.
Pay-out Period: The period when we make annuity payments to you following the Annuity Commencement Date.
Payroll Plan: A method of making periodic Additional Purchase Payments through a payroll deduction plan.
Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.
Prospectus: This prospectus that describes interests in the Contract.
Purchase Payment: An amount you pay to us for the benefits provided by the Contract. Purchase Payment (as opposed to “Net Purchase Payment”) is the gross payment amount, and does not reflect reductions for any applicable front-end sales charge or premium tax.
Qualified Contract: A Contract issued under a Qualified Plan.
Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.
Reset: A term used with a guaranteed minimum withdrawal benefit Rider that means a reduction of the Benefit Base if you take Excess Withdrawals.

Rider: An optional benefit that you may have elected for an additional charge.
Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.
Settlement Phase: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.
Spouse: Any person recognized as a “spouse” in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under that state’s law.
Step-Up: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base and Lifetime Income Amount on certain Contract Anniversary dates when your Contract Value exceeds the previous Benefit Base. Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.
Step-Up Date: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the date on which we determine whether a Step-Up could occur.
Subaccount: A separate division of the applicable Separate Account.
Unliquidated Purchase Payments: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date.
Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Subaccounts.
Variable Investment Option: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.
Withdrawal Amount: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

II. Key Information
Important Information You Should Consider About the Contract
FEES AND EXPENSES
Sales Charges
There are charges that you pay at the time you purchase the Contract or make an Additional
Purchase Payment.
The maximum sales charge is 5.5% of the Purchase Payment of up to $49,999, reducing increments (4.50% for $50,000 to $99,999.99, 3.50% for $100,000 to $249,999.99, 2.50% for
$250,000 to $499,999.99, 2.00% for $500,000 to $999,999.99) to 0.5% of the Purchase
Payment of $1,000,000 or more.
For example, assuming a $100,000 investment, the highest possible sales charge would be
$4,500.
For more information on sales charges, please refer to “IV. Fee Tables –Transaction
Expenses.”

Charges for Early Withdrawals (or surrender charges, if applicable)
If your Cumulative Value is $1 million and over, we apply a withdrawal charge equal to 0.50%
of Purchase Payments withdrawn in the first six months after payment.
•For Contracts purchased on or after November 9, 2009, your Cumulative Value is equal to your current Purchase Payment and, if making an Additional Purchase Payment, the greater of your Contract Value or the sum of all previous Purchase Payments minus any withdrawals.
•For Contracts purchased before November 9, 2009, Cumulative Value is equal to your current Purchase Payment plus your existing Contract Value plus the value of any
Associated Accounts (in states where permitted; not available in New York) (see “VIII.
Charges & Deductions - Front-End Sales Charges”).
For example, assuming a $100,000 Cumulative Value, there would be no surrender charge.
For more information on charges for early withdrawals, please refer to “IV. Fee Tables –
Transaction Expenses.”

Transaction Charges
In addition to sales or surrender charges (if applicable), you may also be charged for the following transactions:
State premium taxes, which currently range from 0.04% to 4.00% of each Purchase Payment
(see “VIII. Charges and Deductions – Premium Taxes”), may also apply to your Contract.
We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.
For more information on transaction charges and transfer fees, please refer to “IV. Fee Tables
–Transaction Expenses” and “VIII. Charges and Deductions – Premium Taxes.”

Ongoing Fees and Expenses (annual charges)
The tables below describe the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

	Annual Fee	Minimum	Maximum
	Base Contract[1]	0.80%	0.80%
	Investment Options (Portfolio Company fees and expenses)[2]	0.25%	1.12%
	Optional benefits available for an additional Charge (for a single optional benefit, if elected)	0.20%[1]	1.00%[3]
	[1]Charge based on average daily assets allocated to the Subaccounts.
	[2]Charge based as a percentage of the Portfolio’s average net assets.
	[3]Charge based on Adjusted Guaranteed Withdrawal Balance.
Because your Contract is customizable, the choices you make affect how much you will pay.
To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add charges for early withdrawals or surrender charges that substantially increase costs.

	Lowest Annual Cost $975.21	Highest Annual Cost $2,717.05
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of Contract
Classes and Portfolio Company fees and
expenses
•No optional benefits
•Sales charges
•No additional purchase payments,
transfers or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of Contract
Classes, optional benefits and Portfolio
Company fees and expenses
•Sales charges
•No additional purchase payments, transfers
or withdrawals

	For more information on ongoing fees and expenses, please refer to “IV. Fee Tables – Periodic Fees and Expenses Other Than Portfolio Expenses.”
RISKS
Risk of Loss
You can lose money by investing in this Contract. You bear the investment risk of any
Portfolio you choose as a Variable Investment Option for your Contract.
For more information on risk of loss, please refer to “V. Principal Risks of Investing in the
Contract.”

Not a Short-Term Investment
This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is unsuitable as a short-term savings vehicle because of the substantial Contract-level charges, including the surrender charge, as well as potential adverse tax consequences from such short-term use.
For more information on the short-term investment risks, please refer to “V. Principal Risks of
Investing in the Contract.”

Risks Associated with Investment Options
An investment in this Contract is subject to the risk of poor performance and can vary depending on the performance of the Investment Options available under the Contract (e.g.,
Portfolio Companies). Each such option (including any fixed account investment option) will have its own unique risks, and you should review these Investment Options before making an investment decision.
For more information on the risks associated with Investment Options, please refer to “V.
Principal Risks of Investing in the Contract.”

Insurance Company Risks
Your investment in the Contract is subject to risks related to John Hancock USA or John
Hancock New York, including that the obligations (including under any fixed account investment option), guarantees, or benefits are subject to the claims-paying ability of John
Hancock USA or John Hancock New York. Information about John Hancock USA and John
Hancock New York, including their financial strength ratings, are available upon request from your John Hancock representative. Our current financial strength ratings can also be obtained by contacting the Service Office at 1-800-344-1029.
For more information on insurance company risks, please refer to “V. Principal Risks of
Investing in the Contract.”

RESTRICTIONS
Investments
There are restrictions that may limit the variable Investment Options and general account option that you may choose, as well as limitations on the transfer of Contract Value among those options.
These restrictions may include a monthly limit on the number of transfers you may make. We may also impose additional restrictions to discourage market timing and disruptive trading activity.
Among other things, the Contract allows us to eliminate the shares of a Portfolio or substitute shares of another new or existing Portfolio, subject to applicable legal requirements.
For more information on investment and transfer restrictions, please refer to “VII. Description of the Contract.”

Optional Benefits
There are restrictions and limitations relating to optional benefits and whether an optional benefit may be modified or terminated by us.
Withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.
For more information on optional benefit restrictions, please refer to Appendix B: “Optional
Enhanced Death Benefits” and Appendix C: “Optional Guaranteed Minimum Withdrawal
Benefits.

TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and Purchase Payments received under the Contract. There is no additional tax benefit to you if the Contract was purchased through a tax-qualified plan or an individual retirement account (IRA). If we pay out any amount of your Contract Value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the
Purchase Payments paid, with any portion not treated as a return of your Purchase Payments subject to ordinary income tax, and may be subject to tax penalties.

CONFLICTS OF INTEREST
Investment Professional Compensation
Some investment professionals may have received compensation for selling the Contract by means of various commissions and revenue sharing arrangements. The investment professional may have had a financial incentive to offer or recommend this Contract over another investment.
For more information on investment professional compensation, please refer to “VI. General
Information about Us, the Separate Accounts and the Portfolios.”

Exchanges
Some investment professionals may have a financial incentive to offer you a new Contract in place of the one you already own, and you should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own the existing Contract.
For more information on exchanges, please refer to “IX. Federal Tax Matters.”

III. Overview
This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices and the Statement of Additional Information (“SAI”) for more detailed information.
We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts were sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.
The Contract is a flexible Purchase Payment deferred Variable Annuity Contract between you and a Company. “Deferred” means payments by a Company begin on a future date under the Contract. “Variable” means amounts in the Contract may increase or decrease in value daily based upon your Contract’s Variable Investment Options. The Contract provides for the accumulation of these investment amounts and the payment of annuity benefits on a variable and/or fixed basis.
Description of the Contract. The Contract offers access to Variable Investment Options, tax-deferred treatment of earnings during the Accumulation Period, and the ability to receive annuity payments at a future date. We pay a death benefit to your Beneficiary if you die during the Accumulation Period, which is described in this Prospectus under “Death Benefit During Accumulation Period.”
Contract Features. We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in “VII. Description of the Contract – Pay-out Period Provisions.”
In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out.
The Contract provides an optional death benefit called the “Annual Step-Up Death Benefit” and optional guaranteed minimum withdrawal (or “GMWB”) benefits called the “Income Plus For Life® Series Riders,” each for an additional fee. These optional benefits were available only at the time you purchased your Contract. We provide more information about these benefits under Appendix B: “Enhanced Death Benefit Rider” and Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders.”
Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Net Purchase Payments are allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Annuity Commencement Date, that Company makes one or more annuity payments under the Contract for a period of time, known as the Pay-out Period. During this phase you cannot make withdrawals and the death benefit and living benefit will have terminated. Your Contract Value during the Accumulation Period is variable, and the amounts of annuity payments during the Pay-out Period may be either variable or fixed, depending upon your choice.
We accept Additional Purchase Payments for the Contracts only in a limited number of circumstances, and you may be unable to make an Additional Purchase Payment.
We impose restrictions on Additional Purchase Payments for Contracts issued with one of our guaranteed minimum withdrawal benefit Riders (see “VII. Description of the Contract - Purchase Payments”).
The minimum Additional Purchase Payment we will accept is $30 without our prior approval. You must obtain our prior approval if an Additional Purchase Payment to any Contract would cause the Contract Value to exceed $1 million, or if your Contract Value already exceeds $1 million. All Additional Purchase Payments must be in U.S. dollars and paid to our Annuities Service Center.
Restrictions may apply for Contracts issued for use in a retirement plan intended to qualify under section 403(b) of the Code.
No Additional Purchase Payments may be made for any Contract during the Pay-out Period (see “VII. Description of the Contract – Pay-out Period Provisions”).
Although your Contract allows us to offer both Fixed and Variable Investment Options, we currently offer only Variable Investment Options for Additional Purchase Payments.
Additional information about the Portfolios is provided in “Appendix: Portfolios Available Under the Contract.”

You may invest in any of the available Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you have invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct – see “IV. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.
In selecting Variable Investment Options under a Contract, you should consider:
• You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.
• Although the Portfolio may invest directly in securities or indirectly, through other underlying portfolios, you do not have the ability to determine the investment decisions or strategies of the Portfolios.
You are not permitted to make new investments in the Money Market Investment Option. Transfers of amounts from other Investment Options into the Money Market Investment Option also are not permitted. If you currently have Contract Value in the Money Market Investment Option, you may continue to keep that Contract Value in Money Market, but any transfer or withdrawal from the Money Market cannot be replaced (please refer to “VII. Description of the Contract – Purchase Payments”).
You designate how you would like your Net Purchase Payments to be allocated among the Variable Investment Options available under your Contract. You may change this investment allocation for future Net Purchase Payments (to the extent permitted under the Contract and not subject to restrictions) at any time.
Transfers Among Investment Options. During the Accumulation Period, you may transfer your investment amounts among Investment Options, subject to certain restrictions described below and in “VII. Description of the Contract – Transfers You May Make Among Investment Options.” During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in “VII. Description of the Contract – Transfers During the Pay-out Period.”
The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict Owner-initiated transfers to two per calendar month per Contract, with certain exceptions described in more detail in “VII. Description of the Contract – Transfers You May Make Among Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.
In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.
Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see “VII. Description of the Contract – Transfers During the Pay-out Period”).
How do I access my money?
During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal (see “VIII. Charges and Deductions – Withdrawal Charges”). Withdrawals from Contracts with an Income Plus For Life® (“IPFL”) Series Rider may affect the benefits under the Rider (see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders”). A withdrawal also may be subject to income tax and a 10% penalty tax.

What types of optional benefit Riders were available under the Contract?
This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders were not available in all states, were not available for all versions of the Contract, and may not have been available when you purchased the Contract. If you elected any of these Riders, you will pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased.
We describe the following optional benefit Riders in the Appendices to this Prospectus:
Appendix B: Enhanced Death Benefit Rider
• Annual Step-Up Death Benefit
Appendix C: Guaranteed Minimum Withdrawal Benefit Riders
• Income Plus For Life® 5.10;
• Income Plus For Life – Joint Life® 5.10;
• Income Plus For Life® 5.09;
• Income Plus For Life – Joint Life® 5.09;
• Income Plus For Life® 2.08; or
• Income Plus For Life – Joint Life® 2.08.
We use the term “Income Plus For Life® 5.10 Series Riders” in the Prospectus to refer to both Income Plus For Life® 5.10 Riders – i.e., Income Plus For Life® 5.10 and Income Plus For Life – Joint Life® 5.10. We use the term “Income Plus For Life® 5.09 Series Riders” to refer to both Income Plus For Life® 5.09 Riders – i.e., Income Plus For Life® 5.09 and Income Plus For Life – Joint Life® 5.09. We use the term “Income Plus For Life® 2.08 Series Riders” to refer to both Income Plus For Life® 2.08 Riders – i.e., Income Plus For Life® 2.08 and Income Plus For Life – Joint Life® 2.08. We use the term “Income Plus For Life® (or “IPFL”) Series Riders” to refer to all six Riders.
If you elected to purchase any of these guaranteed minimum withdrawal benefit Riders, you may invest your Contract Value only in the Variable Investment Options we make available for these Riders (see Appendix C: “Guaranteed Minimum
Withdrawal Benefit Riders”). We also reserve the right to impose additional restrictions on Investment Options at any time.

IV. Fee Tables
The following tables describe the fees and expenses applicable to buying, owning and surrendering or making withdrawals from a Venture® Opportunity A Share Contract. Please refer to your Venture® Opportunity A Share Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you pay at the time that you pay into the Contract, surrender the Contract, or when you transfer Contract Value between Investment Options. State premium taxes, which currently range from 0.04% to 4.00% of each Purchase Payment (see “VIII. Charges and Deductions – Premium Taxes”), may also apply to your Contract.
Transaction Expenses
Sales Charge
If your Cumulative Value[2] is:	The Sales Charge (as a percentage of Purchase Payments) is:
Up to $49,999.99	5.50%
$50,000 to $99,999.99	4.50%
$100,000 to $249,999.99	3.50%
$250,000 to $499,999.99	2.50%
$500,000 to $999,999.99	2.00%
$1,000,000 and over	0.50%

Withdrawal Charge If your Cumulative Value[2] is $1 million and over, we apply a withdrawal charge equal to 0.50% of Purchase Payments withdrawn in the first six months after payment.
Transfer Fee[3]
Maximum Fee (as a percentage of Purchase Payments)[1]	$25
Current Fee	$0
1
State premium taxes, which currently range from 0.04% to 3.50% of each Purchase Payment (see “VIII. Charges and Deductions – Premium Taxes”), may also apply to your Contract.
2
For Contracts purchased on or after November 9, 2009, your Cumulative Value is equal to your current Purchase Payment and, if making an Additional Purchase Payment, the greater of your Contract Value or the sum of all previous Purchase Payments minus any withdrawals. For Contracts purchased before November 9, 2009, Cumulative Value is equal to your current Purchase Payment plus your existing Contract Value plus the value of any Associated Accounts (in states where permitted; not available in New York) (see “VIII. Charges & Deductions - Front-End Sales Charges”).
3
This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.
The following table describes fees and expenses that you pay each year during the time that you own the Contract. This table does not include annual Portfolio operating fees and expenses. If you chose to purchase an optional benefit, you will pay additional charges, as shown below.
Annual Contract Expenses
Administrative Expenses[1]	$30
Base Contract Expenses
(as a percentage of Separate Account value)	0.80%
Optional Benefit Expenses[2]
Annual Step-Up Death Benefit Fee (as a percentage of the Variable Investment Options)	0.20%
Optional Guaranteed Minimum Withdrawal Benefit Rider Fee (maximum)[3,4]	1.20%
1
The $30 annual fee will not be assessed prior to the Maturity Date if at the time of its assessment the Contract Value is greater than or equal to $50,000.

2
Amount shown includes the Mortality and Expense Risks Fee and the Administration Fee as well as the Annual Step-Up Death Benefit Fee, as applicable.
3
See the chart below for the current and maximum fees for each guaranteed minimum withdrawal benefit Rider. This fee is deducted from the Contract Value. This is an annual charge applied as a percentage of the Adjusted Benefit Base.
4
For the purpose of adding and comparing the charges shown in this table, the Adjusted Benefit Base is assumed to be equal to the value of Separate Account Value. When the Separate Account Value and the Adjusted Benefit Base are not equal, the GMWB Fee may be a higher or lower percentage of the Separate Account Value than the percentage shown. For more information on increases and reductions in the Benefit Base, see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders.”
Optional Guaranteed Minimum Withdrawal Benefit Rider Fees
(as a percentage of Adjusted Benefit Base)
Rider	Issued In	Maximum Fee	Current Fee
Income Plus For Life ®2.08[1]	All states	1.20%	0.60%
Income Plus For Life –Joint Life ®2.08[1]	All states	1.20%	0.60%
Income Plus For Life ®5.09[1]	All states	1.20%	0.90%
Income Plus For Life – Joint Life ® 5.09[1]	All states	1.20%	0.90%
Income Plus For Life – 5.10[1]	All states	1.20%	1.00%
Income Plus For Life – Joint Life ®5.10[1]	All states	1.20%	1.00%
1
For each Rider, we reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped-up to equal the Contract Value.
The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. A complete list of the Portfolios available under the Contract, including their annual expenses, maybe found in “Appendix: Portfolios Available Under the Contract” at the back of this document.
Annual Portfolio Company Expenses	Venture Opportunity A Share with IPFL 5.10 Series Rider		Venture Opportunity A Share without IPFL 5.10 Series Rider
	Minimum	Maximum	Minimum	Maximum
(expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service (Rule 12b-1 fees) and other expenses)	0.52%	0.94%	0.44%	1.13%
Examples
We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and Annual Portfolio Company Expenses.
Example 1: Maximum Portfolio operating expenses - Contract with optional benefit Riders
The following example assumes that you invested $100,000 in a Contract with the optional benefit Riders shown below. The first example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Company Expenses and optional benefits available for an additional charge, and no reduction in sales charges based on Cumulative Value. Please note that the Rider fees are reflected as a percentage of the Adjusted Benefit Base, which may vary in value from the total Variable Investment Option value. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
John Hancock USA & John Hancock New York Contract with any Income Plus For Life® Series Rider and Annual Step-Up Death Benefit Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$8,633	$14,949	$21,612	$39,767
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$8,633	$14,949	$21,612	$39,767

Example 2: Minimum Portfolio operating expenses – Contract with no optional benefit Riders
The next example also assumes that you invested $100,000 in a Contract, but with no optional benefit Riders. This example also assumes that your investment has a 5% return each year and assumes the minimum fees and expenses of any of the Portfolios and represents the least expensive way to purchase the Contract, and no reduction in sales charges based on Cumulative Value. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
John Hancock USA & John Hancock New York Contract with no optional benefit Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$6,706	$9,109	$11,692	$19,034
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$6,706	$9,109	$11,692	$19,034

V. Principal Risks of Investing in the Contract
Risks Associated with Variable Investment Options. The investment performance of any variable Investment Account may be good or bad, and you may lose money on amounts you invest in a Contract. You take all the investment risk for amounts allocated to one or more of the Subaccounts, which invest in Portfolios. Your Contract Value will increase or decrease based on the investment performance of the variable Investment Accounts you have chosen. The variable Investment Accounts cover a broad spectrum of investment styles and strategies, some variable Investment Accounts are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the Portfolios. The death benefit may also increase or decrease with investment experience.
We do not guarantee the investment results of any Portfolio. An investment in the Annuity is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected Portfolio(s), each of which has its own unique risks. You should review the Portfolios before making an investment decision.
Risks Associated with Managed Volatility Portfolios. During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Portfolio without the managed volatility strategy. The managed volatility strategy may also suppress the value of the guaranteed Rider benefits. On the other hand, the managed volatility strategy seeks to manage the volatility of returns and limit the magnitude of Portfolio losses during declining markets with high volatility, although there is no guarantee that it will do so. For more information see “VI. General Information About Us, the Separate Accounts and the Portfolios.”
Transfer Risk. There is a risk that you will not be able to transfer your Contract’s value from one variable Investment Account to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the Fixed Investment Option are more restrictive than those that apply to transfers out of variable Investment Accounts. If you purchased certain supplementary benefit Riders you will be subject to special transfer restrictions.
To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. We apply these restrictions uniformly to each class of Contracts. While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long term investors.
Possible Adverse Tax Consequences. The tax considerations associated with the Contract vary and can be quite complex. The tax considerations discussed in this prospectus are general in nature and describe only federal income tax law (not state, local, foreign or other federal tax laws). Before making a Purchase Payment or taking other action related to your Contract, please consult with a qualified tax professional with regard to the application of the law to your circumstances. For example, distributions from your Contract are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. In addition, if you take a distribution prior to the taxpayer’s age 59½, you may be subject to a 10% additional tax in addition to ordinary income taxes on any gain.
Early Surrender or Withdrawal Risk/Not a Short-Term Investment. The Contract is unsuitable as a short-term savings vehicle because of the substantial Contract-level charges, including the surrender charge, as well as potential adverse tax consequences from such short-term use. Therefore it is not an appropriate investment for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis. There are surrender charges assessed if you surrender your Contract before the Maturity Date. Depending on the Contract Value at the time you are considering a surrender, there may be little or no Contract Value payable to you.
Risk of Loss. All investments have risks to some degree and it is possible that you could lose money by investing in the Contract. An investment in the Contract is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Insurance Company Risks. Your investment in the Contract is subject to risks related to John Hancock USA or John Hancock New York, including that the obligations (including under the fixed account investment option), guarantees, or benefits are subject to the claims-paying ability of John Hancock USA or John Hancock New York. Information about John Hancock USA and John Hancock New York, including their financial strength ratings, are available upon request from your John Hancock representative. Our current financial strength ratings can also be obtained by contacting the Service Office at 1-800-344-1029.

VI. General Information about Us, the Separate Accounts and the Portfolios
The Companies
Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.
John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 200 Berkeley Street, Boston, Massachusetts 02116. John Hancock USA also has an Annuities Service Center – its mailing address is PO Box 55444, Boston, MA 02205-5444; its overnight mail address is 410 University Avenue – Suite 55444, Westwood, MA 02090; and its web address is www.johnhancock.com/annuities.
John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center – its mailing address is PO Box 55445, Boston, MA 02205-5445; its overnight mail address is 410 University Avenue – Suite 55445, Westwood, MA 02090; and its web address is www.johnhancock.com/annuities.
The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.
The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as the Lifetime Income Amount, the death benefit and any guaranteed amounts associated with our optional benefits Riders. Also, if you directed money into a DCA Fixed Investment Option, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.
The Separate Accounts
You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.
For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan. For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.
The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business. The Company is obligated to pay all amounts promised to investors under the Contracts.
We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish; or (in states where permitted) to restrict and/or prohibit additional allocations to a Subaccount. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state or federal regulatory authorities.
The Portfolios
When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Account and it invests in shares of a corresponding Portfolio of John Hancock Variable Insurance Trust.
The Portfolios are NOT publicly traded mutual funds. The Portfolios are available to you only as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.
Investment Management
The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account.
Our Managed Volatility Portfolios
In selecting the Portfolios that are available as Investment Options under the Contract or its optional benefit Riders, we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract and its optional benefit Riders. We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and that allow us to effectively and efficiently manage our exposure under the Contracts and optional benefit Riders. The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract and/or under optional benefit Riders.
During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Portfolio without the managed volatility strategy. The managed volatility strategy may also suppress the value of the guaranteed Rider benefits. On the other hand, the managed volatility strategy seeks to manage the volatility of returns and limit the magnitude of Portfolio losses during declining markets with high volatility, although there is no guarantee that it will do so.
The four Managed Volatility Portfolios offered under the Contract have the following objectives and strategies:
Managed Volatility Balanced Portfolio. Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 8.25% to 10.25%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities (either directly or through investment in underlying portfolios or derivatives) or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 55% and normally will seek to reduce any equity exposure in excess of this amount as soon as practicable.

However, the subadvisor may determine in light of market or economic conditions that the limit should be exceeded to achieve the Portfolio’s investment objective.
Managed Volatility Conservative Portfolio. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 5.5% to 6.5%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 22%. However, the subadvisor may determine in light of market or economic conditions that the limit should be exceeded to achieve the Portfolio’s investment objective.
Managed Volatility Growth Portfolio. Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 11% to 13%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 77% and normally will seek to reduce any equity exposure in excess of this amount as soon as practicable. However, the subadvisor may determine in light of market or economic conditions that the limit should be exceeded to achieve the Portfolio’s investment objective.
Managed Volatility Moderate Portfolio. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 7% to 9%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 44% and normally will seek to reduce any equity exposure in excess of this amount as soon as practicable. However, the subadvisor may determine in light of market or economic conditions that the limit should be exceeded to achieve the Portfolio’s investment objective.
You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio.
The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Variable Trust Advisers LLC (“JHVTA LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHVTA LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHVTA LLC is our affiliate and we indirectly benefit from any investment management fees JHVTA LLC retains.
The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHVTA LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHVTA LLC to appoint a subadviser that is an affiliate of JHVTA LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.
If shares of a Portfolio are no longer available for investment or if in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).
Portfolio Expenses
Fees and expenses of the Portfolios include investment management fees, Rule 12b-1 fees and other operating expenses. The fees and expenses are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Separate Account Investment Options.
The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the “American Fund Portfolios” of the John Hancock Variable Insurance Trust for the marketing support services it provides. None of these compensation payments, however, results in any additional charge to you.
Funds of Funds and Master-Feeder Funds
Each of the John Hancock Variable Insurance Trust’s Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio, Lifestyle Moderate Portfolio, Managed Volatility Balanced Portfolio, Managed Volatility Conservative Portfolio, Managed Volatility Growth Portfolio and Managed Volatility Moderate Portfolio (“JHVIT Funds of Funds”) is a “fund of funds” that invests in other underlying mutual funds. Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of these JHVIT Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of those portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio.
Each of the John Hancock Variable Insurance Trust’s American Asset Allocation, American Global Growth, American Growth, American Growth-Income and American International Trusts (“JHVIT American Fund Portfolios”) invests in Class 1 shares of the corresponding investment portfolio of a “master” fund. The JHVIT American Fund Portfolios operate as “feeder funds,” which means that each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding master fund which in turn purchases investment securities. Each of the JHVIT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The combined master and feeder 12b-1 fees for each JHVIT American Fund Portfolio totals 0.25% of net assets. The prospectus for the American Fund master funds is included with the prospectuses for the JHVIT American Fund Portfolios.
Portfolio Investment Objectives
You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. Information regarding each Portfolio Company, including its name, a brief statement concerning its investment objectives, its investment adviser and any sub-investment adviser, current expenses, and performance is available in “Appendix: Portfolios Available Under the Contract.”
You can obtain a copy of a Portfolio’s prospectus (including the prospectus for a master fund for any of the Portfolios that are operated as feeder funds), without charge, by contacting us at the Annuities Service Center website, phone number or address shown on the back cover of this Prospectus. Please read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.
You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider (see Appendix C: “Guaranteed Minimum Withdrawal Benefits”).

Voting Interest
We vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely instructions, We will vote all Portfolio shares that we hold directly in our General Account in the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.
During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.
During the Pay-out Period for a variable annuity option, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress because the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.
We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

VII. Description of the Contract
Eligible Plans
The Contract may be used to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities (“IRAs”), pension and profit-sharing plans for corporations and sole proprietorships/partnerships (“H.R. 10” and “Keogh” plans), and state and local government deferred compensation plans (see “IX. Federal Tax Matters”). The Contracts are not designed to fund a comingled account for multiple participants in a Qualified Plan. We designed the Contract so that it may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), and other individually owned nonqualified contracts, as may be eligible under applicable law.
Please consult with a qualified tax professional for more information if you are considering a conversion of your Qualified Contract to a Roth account. You should also consider that:
• the Contracts are not designed to hold both Roth and non-Roth accounts; we do not separately account for any part of any Purchase Payments, Contract Value or any Annuity Payments as attributable to both a Roth account and a non-Roth account, even if permitted in your Qualified Plan, and that you or your plan administrator will be responsible for any tax related accounting required by such a split; and
• any transfer of Contract Value from a Contract used to fund a non-Roth account to a Roth account permitted in your Qualified Plan (or from a Contract used to fund a Roth account to a non-Roth account) may incur withdrawal charges.
Eligibility Restrictions – Section 403(b) Plans. For information regarding Contracts issued for use in an existing retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or a “403(b) Plan”), please see “IX. Federal Tax Matters.”
Please see “IX. Federal Tax Matters – General Information Regarding Qualified Contracts” for additional information about the use of the Contract in connection with Qualified Plans.
Accumulation Period Provisions
Standard/Optional Benefits
In addition to the standard death benefits associated with your Contract, other standard and/or optional benefits may also be available to you. The “Benefits Available Under the Contract” table below summarizes information about those benefits. There are restrictions and limitations relating to optional benefits, as well as conditions under which an optional benefit may be modified or terminated by us. For example, certain optional benefit riders may result in restrictions upon some of the Contract benefits, including availability of Investment Options. Withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater that the value withdrawn, and/or could terminate the benefit. Information about the fees associated with each benefit included in the tables may be found in “IV. Fee Tables.”
Purchase Payments
Restrictions on Additional Purchase Payments for Nonqualified Contracts with a Guaranteed Minimum Withdrawal Benefit Rider. Under our current administrative rules:
• You may not make an Additional Purchase Payment, without our prior approval, after the first Contract Anniversary following the Rider Date.
• (Contracts issued in New Jersey or Oregon) You may not make an Additional Purchase Payment, without our prior approval, if your total Additional Purchase Payments would exceed $100,000.
Additional Purchase Payments for Nonqualified Contracts with a guaranteed minimum withdrawal benefit Rider are also subject to the following:
• You may not make an Additional Purchase Payment, without our prior approval, if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.

• You may not make an Additional Purchase Payment if your GMWB Rider is in the Settlement Phase.
Restrictions on Additional Purchase Payments for Qualified Contracts (Including IRAs) with a Guaranteed Minimum Withdrawal Benefit Rider. Under our current administrative rules:
• You may not make an Additional Purchase Payment, without our prior approval, at any time after the Age 65 Contract Anniversary on a Qualified Contract with a GMWB Rider.
• (Contracts issued in New Jersey or Oregon) You may not make an Additional Purchase Payment, without our prior approval, after the later of the first Contract Anniversary following the Rider Date or the Age 65 Contract Anniversary if your total Additional Purchase Payments after the first Contract Anniversary would exceed $100,000.
Additional Purchase Payments for Qualified Contracts with a GMWB Rider are also subject to the following:
• You may not make an Additional Purchase Payment, without our prior approval, if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.
• You may not make an Additional Purchase Payment after the oldest Covered Person becomes age 81 or if your GMWB Rider is in the Settlement Phase.
Additional Purchase Payments for Contracts Issued With or Without a Guaranteed Minimum Withdrawal Benefit Rider. Additional Purchase Payments must be at least $30. All Additional Purchase Payments must be in U.S. dollars. We may provide for periodic Additional Purchase Payments to be automatically paid or transferred from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or deducted from your paycheck (“Payroll Plan”) on a periodic basis. If an Additional Purchase Payment would cause your contract values in this Contract plus any other variable annuity contracts with the same Owner or Annuitant, issued by us or our affiliates (your “total contract values”), to exceed $1 million, or if your total contract values already exceed $1 million, you must obtain our prior approval in order to make the Purchase Payment.
Additional Purchase Payments made through Financial Account Plans and Payroll Plans. Under our current administrative rules, you may request us to accept periodic Additional Purchase Payments under the terms of a Contract issued without a GMWB Rider that are automatically paid or transferred from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or in connection with a payroll deduction plan (“Payroll Plan”). Under our current administrative rules, we will continue to accept periodic Additional Purchase Payments for a Contract with a GMWB Rider when made in connection with a Financial Account Plan or Payroll Plan if:
• the Financial Account Plan or Payroll Plan was in effect prior to May 4, 2012;
• no automatic withdrawal program from your Contract is in effect; and
• your GMWB Rider is not in the Settlement Phase.
For Qualified Contracts with a GMWB Rider, you may not make an Additional Purchase Payment under a Financial Account Plan or Payroll Plan after the oldest Covered Person becomes age 81.
Contracts Issued for Use With Tax-Qualified Retirement Plans. Whether you can make regular contributions to the contract will generally depend on whether you have the necessary earned income for the year. Other restrictions may apply depending on your plan. Restrictions may apply for Contracts issued for use in a retirement plan intended to qualify under section 403(b) of the Code. Please consult with a qualified tax professional for additional information.
Initial Purchase Payments. We no longer issue the Contracts and do not accept initial Purchase Payments for new Contracts. We provide information regarding initial Purchase Payment requirements for the Contracts in the SAI.
Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. We will mail notice to you at your last known address if we intend to cancel a Contract, where permitted by state law, at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, in order to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.
If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, if both:
• the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and
• the Contract Value at the end of such two-year period is less than $2,000.

In addition, if your account value becomes less than the annual administration and/or Rider fee amounts, we may cancel your Contract, retaining any remaining value to cover a portion of the annual fee costs. If the Contract has a Rider, we will refund the income base amount in the form of a lump sum payment.
As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Additional Purchase Payment (if not otherwise restricted) to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the period from one Business Day to the next (the “valuation period”) during which the cancellation occurs, reduced by any Withdrawal Charges, Contract Fees and Rider fees. For IRAs, you must be eligible to make an IRA contribution. For any IRA benefit refund amounts over $200, you must receive prior notice for federal tax withholding election (and state where applicable). The amount paid is treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see “IX. Federal Tax Matters”).
Allocation of Purchase Payments. You designate how your Purchase Payments are to be allocated among the Investment Options (subject to the restrictions described below). You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in “Telephone and Electronic Transactions” in this section, below).
Restrictions on the Money Market Investment Option. You are not permitted to make new investments in the Money Market Investment Option. Transfers of amounts from other Investment Options into the Money Market Investment Option also are not permitted (please refer to “Transfers You May Make Among Investment Options” in this section, below). If you currently have Contract Value in the Money Market Investment Option, you may continue to keep that Contract Value in Money Market, but any transfer or withdrawal from Money Market cannot be replaced.
Modification of Additional Purchase Payment Requirements. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. This may include, but is not limited to, circumstances where:
• you obtain our prior approval to make Additional Purchase Payments for Contracts with or without GMWB Riders; or
• we impose additional restrictions on, or eliminate, your ability to make any Additional Purchase Payments through Financial Account Plans and/or Payroll Plans.
Accumulation Units
During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.
We usually credit an approved Additional Purchase Payment received by mail or wire transfer that we accept on the Business Day on which it is received in Good Order at our Annuities Service Center. We will promptly return any amount that we do not accept as an Additional Purchase Payment or that is otherwise not in Good Order.
We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.
Automated Transactions. Automated transactions include transfers under Dollar Cost Averaging and the Asset Rebalancing program, pre-scheduled withdrawals or Purchase Payments, Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction is processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction is processed and valued on the prior Business Day.

Value of Accumulation Units
The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.
We use a Portfolio share’s net asset value at the end of a Business Day to determine the accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:
• your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day; or
• we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.
Net Investment Factor
The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater than, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. We determine the net investment factor for each Subaccount for any valuation period by dividing (i) by (ii) and subtracting (iii) from the result, where:
(i) is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;
(ii) is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and
(iii) is a factor representing the charges deducted from the Subaccount on a daily basis for Annual Separate Account Expenses.
Transfers You May Make Among Investment Options
During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.
You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see “Telephone and Electronic Transactions,” below). We cancel accumulation units from the Investment Account from which you transfer amounts and we credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. We reserve the right to require your transfers to be at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.
Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.
Frequent Transfer Restrictions. Investment options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to transfer frequently into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option because such activity may expose a variable investment option’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage a portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers you make to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing program, (b) transfers made within a prescribed period before and after a substitution of underlying Portfolios and (c) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described below in “Pay-out Period Provisions – Transfers During the Pay-out Period”). Under each Separate Account’s policy and procedures, a Contract Owner may transfer Contract Value to the Ultra Short Term Bond Investment Option even if the Contract Owner reaches the two-transfers-per-month limit, as long as 100% of the Contract Value in all Variable Investment Options is transferred to the Ultra Short Term Bond Investment Option. If such a transfer to the Ultra Short Term Bond Investment Option is made, for a 30-day period after such transfer a Contract Owner may not make any subsequent transfers from the Ultra Short Term Bond Investment Option to another Variable Investment Option. We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.
In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.
We reserve the right to take other actions to restrict trading, including, but not limited to:
• restricting the number of transfers made during a defined period;
• restricting the dollar amount of transfers;
• restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and
• restricting transfers into and out of certain Subaccount(s).
In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on when suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).
While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.
Maximum Number of Investment Options
We currently do not limit the number of Investment Options to which you may allocate Purchase Payments.
Telephone and Electronic Transactions
We permit you to request transfers by telephone. You can also apply to request withdrawals by telephone. We additionally encourage you to access information about your Contract, request transfers and perform some transactions electronically through the internet. If you have not done so, we encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the back cover of this Prospectus for more information on electronic transactions.
To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.
We are not liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions.

For electronic transactions through the internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:
• any loss or theft of your password; or
• any unauthorized use of your password.
We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.
All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day are usually effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.
We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.
Special Transfer Services – Dollar Cost Averaging
We administer a Dollar Cost Averaging (“DCA”) program (offered in all states). If you entered into a DCA agreement, you may have elected, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option (the “DCA Source Investment Option”) to other Variable Investment Options (the “Destination Investment Options”) until the amount in the DCA Source Investment Option is exhausted.
If you elected the DCA Fixed Investment Option prior to June 20, 2014, and there is still Contract Value in that Investment Option, we credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation. As of June 20, 2014, we suspended the availability of a DCA Fixed Investment Option. Contracts with no Contract Value in the DCA Fixed Investment Option may not allocate Additional Purchase Payments to the DCA Fixed Investment Option. Contracts with Contract Value already held in the DCA Fixed Investment Option on June 20, 2014 may remain invested until the amount in the DCA Fixed Investment Option is exhausted, but no Additional Purchase Payments may be allocated to the DCA Fixed Investment Option.
You may make Additional Purchase Payments (if not otherwise restricted) while you are enrolled in a DCA program. If you allocate your payments to the DCA Fixed Investment Option, or if you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amounts will be allocated into your DCA Source Investment Option. Instead, they will be allocated among the Destination Investment Options according to the allocation you selected upon enrollment in the DCA program.
The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Investment Option. If you are interested in the DCA program, you may elect to participate in the program on the appropriate authorization form and obtain full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. You may elect out of the DCA program at any time. There is no charge for participation in the DCA program.
Please consult with your financial representative to assist you in determining whether the DCA program is suited for your financial needs and investment risk tolerance.
Special Transfer Services – Asset Rebalancing Program
We administer an Asset Rebalancing program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. (DCA Fixed Investment Options are not eligible for participation in the Asset Rebalancing program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you need to monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program, which was offered in all states.
We permit Asset Rebalancing only on the following time schedules:
• quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);
• semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or
• annually on December 26th (or the next Business Day if December 26th is not a Business Day).
Withdrawals
During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under “Telephone and Electronic Transactions.” For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant’s Spouse under the Code. In the case of a total withdrawal, we pay the Contract Value as of the date of receipt of the request, complete with all necessary information, at our Annuities Service Center, minus any applicable withdrawal charge, Rider charge, administrative fee, or tax. We then cancel the Contract. In the case of a partial withdrawal, we pay the amount requested, reduced by any applicable withdrawal charge, Rider charge, administrative fee, or amount withheld for taxes, and cancel accumulation units credited to each Investment Account equal in value to the Withdrawal Amount from that Investment Account.
When making a withdrawal, you may specify the Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a withdrawal is to be taken, we take the withdrawal proportionally from all of your Variable Investment Options.
There is no limit on the frequency of withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the Investment Option is less than $100, we generally treat the withdrawal as a withdrawal of the entire amount held in the Investment Option. If the Withdrawal Amount would reduce the Contract Value to less than $1,000 or the remaining withdrawal charge, if greater, we generally treat the withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Venture® Opportunity variable annuity Contracts that do not have a guaranteed minimum withdrawal benefit Rider if the withdrawal is not an Excess Withdrawal. We reserve the right to enforce these restrictions for other Contracts in the future.
We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request, which will be subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.
When we receive a withdrawal request in Good Order at our Annuities Service Center, we will pay the amount of the withdrawal from the Variable Investment Options promptly, and in any event within seven days of our receipt of the request. We reserve the right to defer the right of withdrawal or postpone payments for any period when:
• the New York Stock Exchange is closed (other than customary weekend and holiday closings);
• trading on the New York Stock Exchange is restricted;
• an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets;
• pursuant to SEC rules, the Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or

• the SEC, by order, so permits for the protection of security holders.
Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.
Impact of Divorce. We do not issue new Contracts or optional benefit Riders. Accordingly, in the event that you and your Spouse become divorced, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional guaranteed minimum withdrawal benefit Rider, your guarantee may be reduced.
Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances (see “IX. Federal Tax Matters – Other Qualified Plans”).
Signature Guarantee Requirements for Surrenders and Withdrawals
(Not applicable to Contracts issued in New Jersey)*
We may require that you provide a signature guarantee on a surrender or withdrawal request in the following circumstances:
• you are requesting that we mail the amount withdrawn to an alternate address; or
• you have changed your address within 15 days of the withdrawal or surrender request; or
• you have changed the ownership within 15 days of the withdrawal or surrender request; or
• you are requesting a withdrawal or surrender in the amount of $250,000 or greater.
We must receive the original signature guarantee on your withdrawal or surrender request. We do not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and does not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.
*For New Jersey residents, we do not require a signature guarantee to process a withdrawal and send to the address of record, but we will not send the withdrawal payment via EFT unless we receive a signature guarantee.
Special Withdrawal Services – The Systematic Withdrawal Program
We administer a Systematic Withdrawal Program (“SWP”), which permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. After entering into a SWP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of SWP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal charge will ever apply to an SWP withdrawal). If additional withdrawals, outside the SWP program, are taken from a Contract in the same Contract Year in which an SWP program is in effect, SWP withdrawals after the withdrawal charge-free Withdrawal Amount has been exceeded are subject to a withdrawal charge. The SWP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in SWP. SWP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax. If you are interested in SWP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in the Systematic Withdrawal Program, which was offered in all states.
Special Withdrawal Services – The Income Made Easy Program
Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchased a Contract with a guaranteed minimum withdrawal benefit Rider. There is no charge for participation in this program. Please read “Pre- authorized Withdrawals – The Income Made Easy Program” in Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more information.
Benefits Available Under the Contract
The following table summarizes information about the benefits available under the Contract.

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/Limitations
Dollar Cost Averaging (“DCA”)	Under the DCA program, you designate an amount that is transferred monthly from one variable or fixed investment account into any other variable investment account.	Standard	No charge	•DCA Fixed Investment Options may not always be available. You may elect out of the DCA program at any time. •Offered in all states.
Asset Rebalancing Program
Under the asset allocation
rebalancing program, you designate
a percentage allocation of Contract
Value among variable investment
accounts. We automatically transfer
amounts among the variable
investment accounts at intervals you
select (annually, semi- annually,
quarterly, or monthly) to reestablish
your chosen allocation.
		Standard	No charge	•We reserve the right to cease this program after written notice to you. •Offered in all states.
Death Benefit
If the Owner dies before the Annuity
Commencement Date, the Death
Benefit will be the greater of the
Contract Value or the Minimum
Death Benefit, less any Debt.
If the Annuitant dies during the Pay-
out Period after an Annuity Option
has been selected, and, we make the
remaining guaranteed payments to
the Beneficiary.
		Standard	No charge
•We do not make any payments to
a Beneficiary if the last surviving
Covered Person dies while we are
making payments under an
Annuity Option providing only
for payments for life, or payments
during the Settlement Phase
under an optional GMWB Rider.

Waiver of Applicable Withdrawal Charge – Confinement to Eligible Nursing Home	Any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if confined to an Eligible Nursing Home.	Optional	No charge	•For Contracts issued on or after May 1, 2002. •Not offered in MA and NY.
Income Made Easy Program	Provides payment of an income for the lifetime of the Covered Person.	Optional	No charge	•Requires a GMWB Rider with a Contract. •Offered in all states.
Enhanced Earnings Death Benefit
Provides a payment equal to 40% of
the appreciation in the Contract
Value (i.e., the Contract Value less
the sum of all Purchase Payments,
reduced proportionally by any
amount deducted in connection with
withdrawals) upon the death of any
Contract Owner if the oldest Owner
is 69 or younger at issue, and 25% if
the oldest Owner is 70 or older at
issue.
		Optional	0.20% (of the value of the Variable Investment Options)	•Only available at issue. •Not offered in NY and WA.

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/Limitations
Annual Step-Up Death Benefit	Guarantees a minimum death benefit up to the Maturity Date based on the Contract’s highest “Anniversary Value” that may be achieved before you (or any joint Owner) reach 81 years old.	Optional	0.05% (of the value of the Variable Investment Options)	•The Annual Step-Up Death Benefit was available if you (and every joint Owner) were under age 80 when we issued the Contract. •The Rider cannot be revoked once elected.
Guaranteed Minimum Withdrawal Benefit (“GMWB”) Riders
Lifetime Income Amount type of
benefit provides a guarantee of a
minimum amount available for
annual withdrawals for the duration
of a single lifetime, or for the
duration of two (“joint”) lifetimes.
Guaranteed Withdrawal Amount
type of benefit provides a guarantee
of a minimum amount available for
annual withdrawals that will last for
a period of time measured by a
Benefit Base. The Rider may
provide either or both types of
benefits.
The GMWB Riders we have offered
are:
Optional
•Only available at issue.
•The GMWB Rider fees are listed
in APPENDIX C and are
deducted on each Contract
Anniversary.
•We reserve the right to increase
the fee on the effective date of
each Step-Up.
•The Investment Options available
under GMWB Riders are
restricted.

	•Income Plus For Life®2.08		1.20% (of the Adjusted Benefit Base)	Offered in all states.
	•Income Plus For Life –Joint Life® 2.08		1.20% (of the Adjusted Benefit Base)	Offered in all states.
	•Income Plus For Life®5.09		1.20% (of the Adjusted Benefit Base)	Offered in all states.
	•Income Plus For Life – Joint Life®5.09		1.20% (of the Adjusted Benefit Base)	Offered in all states.
	•Income Plus For Life ®5.10		1.20% (of the Adjusted Benefit Base)	Offered in all states.
	•Income Plus For Life – Joint Life ®5.10		1.20% (of the Adjusted Benefit Base)	Offered in all states.
* The fee is an additional 0.20% of the value of the Variable Investment Options.
Guaranteed Minimum Withdrawal Benefits
Please see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for a general description of the Income Plus For Life® Series optional benefit Riders that may provide guaranteed minimum withdrawal benefits under the Contract you purchased. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. We will increase the amounts we guarantee by a Credit (also referred to as a “Bonus”) if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or “step up” the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we will reduce the amounts we guarantee for future withdrawals.

Death Benefit During Accumulation Period
The Contracts described in this Prospectus provide for the distribution of a death benefit before the Annuity Commencement Date.
Amount of Death Benefit. The death benefit payable under the Contract will be the greater of:
• the Contract Value; or
• the “Guaranteed Minimum Death Benefit,” i.e., the sum of all Purchase Payments made, less any amounts deducted in connection with withdrawals.
The death benefit is reduced in connection with withdrawals on a pro rata basis by an amount equal to (i) multiplied by (ii) where:
(i)  is equal to the death benefit prior to the withdrawal; and
(ii) is equal to the amount of the withdrawal divided by the Contract Value prior to the withdrawal.
If you die during the Settlement Phase under an optional guaranteed minimum withdrawal benefit Rider, however, the death benefit will be the amount, if any, then payable under that Rider. Please see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more information.
Payment of Death Benefit. The determination of the death benefit will be made on the date we receive written notice and “proof of death” as well as all required claims forms in Good Order from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:
• a certified copy of a death certificate; or
• a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
• any other proof satisfactory to us.
Distribution of Death Benefit. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that were not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, please seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan.
In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.
We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.
Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefit within seven days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. The Beneficiary may draw a check on the JHSAA that is payable to himself/herself as well as to other persons or parties. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the Contract’s death benefit. The Beneficiary can make only withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken in a lump sum, the Contract continues, subject to the following:
• The Beneficiary becomes the Owner.
• We allocate any excess of the death benefit over the Contract Value to the Owner’s Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner’s death.
• No Additional Purchase Payments may be made (even if the Beneficiary is a surviving Spouse).
• We waive withdrawal charges for all future distributions.
• If the deceased Owner’s Beneficiary is a surviving Spouse, he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the Spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the Spouse. For purposes of calculating the death benefit payable upon the death of the Spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner’s death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner’s death will be excluded from consideration in the determination of the Spouse’s death benefit.
• If the Beneficiary is not the deceased Owner’s Spouse, distribution of the Owner’s entire interest in the Contract must be made within five years of the Owner’s death, or alternatively, an individual Beneficiary may take distributions as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VIII. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.
• Alternatively, if the Contract is not a Qualified Contract, an individual Beneficiary may take distribution of the Owner’s entire interest in the Contract as a series of withdrawals over the Beneficiary’s life expectancy, beginning one year after the Owner’s death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary’s life expectancy.
We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a “Purchase Payment” made on that date for any subsequent calculations of the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner’s Spouse.
A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a Spouse of the previous Owner (or co-Owner). Please consult with a qualified tax professional for further information relevant to your situation.
Please see Appendix B: “Enhanced Death Benefit Rider” for a discussion of benefits available to Beneficiaries under the optional Annual Step-Up Death Benefit Rider.
Pay-out Period Provisions
General
Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The Maturity Date is the date shown on your Contract’s specifications page, unless we have approved a change. For John Hancock USA Contracts, there is no Contractual limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date was specified, the Maturity Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary (“Default Maturity Date”). You may request a different Maturity Date at any time, by written request or by telephone at the number listed on the back cover of this Prospectus, at least one month before both the current and new Maturity Dates. You may also be able to change your Maturity Date on our website, www.jhannuities.com, if:
• you are registered on the website, and
• your Contract is active, and not owned by a custodian or continued by a surviving Spouse or Beneficiary.
Under our current administrative procedures, the new Maturity Date may not be later than the Default Maturity Date unless we consent otherwise.
Currently, for Nonqualified Contracts, the IRS has not provided guidance with respect to a maximum date on which annuity payments must start. In the event that any future rulings, regulations, or other pronouncements by the IRS provide us with guidance, we may need to restrict your ability to change to an Annuity Commencement Date under a Nonqualified Contract which occurs when the Annuitant is at an advanced age (i.e., past age 90). Please consult with a qualified tax professional for information about potential adverse tax consequences for such Annuity Commencement Dates. For Qualified Contracts, distributions may be required before the Annuity Commencement Date (see “IX. Federal Tax Matters – Required Minimum Distributions”).
Notice of Maturity Date. We will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date to a later date, we provide as a default an Annuity Option in the form of a life annuity with monthly payments guaranteed for ten years, as described below. The Annuity Commencement Date will be the Maturity Date. Generally, the more frequent; the lower the payments; the less frequent, the higher the payments. However, if the Contract Value on the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant.
For Contracts offered through authorized representatives of certain selling firms, you cannot change either the Maturity Date or the Annuity Commencement Date to a date beyond the 95th birthday of the oldest Annuitant if the Contract is either:
• a Nonqualified Contract, or
• a Qualified Contract, unless the selling firm or an affiliate of the selling firm sponsors the Qualified Plan or serves as a custodian to the Qualified Plan.
Annuity Options
Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. At any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. A Beneficiary may also elect to apply the Death Benefit to an Annuity Option. We apply your entire Contract Value or the Beneficiary’s entire portion of the Death Benefit proceeds to the Annuity Option(s) selected. We determine annuity payments based on the Investment Account Value of each Investment Option at the Annuity Commencement Date. You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date. We deduct a pro rata portion of the administration fee from each annuity payment.
The Internal Revenue Code or the United States Treasury Regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts.
Once annuity payments commence:
• you are no longer permitted to make any withdrawals under the Contract;
• you are no longer permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;
• we may not change the Annuity Option or the form of settlement; and
• your Guaranteed Minimum Death Benefit terminates.

Please read the description of each Annuity Option carefully. Periodic payment amounts will differ based on the Annuity Option selected. Also, the payments will depend upon one’s age, the duration selected, the Contract Value at the time of annuitization, current mortality tables, etc. Generally, the longer the possible payment period, the lower the payment amount. Typically, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant might receive as few as one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.
Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options:
Option 1(a): Non-Refund Life Annuity – An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant might receive as few as one payment if the Annuitant dies prior to the date the second payment is due.
Option 1(b): Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.
Option 2(a): Joint & Survivor Non-Refund Life Annuity – An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant might receive as few as one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.
Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.
Additional Annuity Options. When you annuitize, we may offer one or more Annuity Options in addition to the ones we are contractually obligated to make available.
Additional Annuity Options for Contracts with a Guaranteed Minimum Withdrawal Benefit Rider. We make one or more additional Annuity Options available if you purchased a Contract with one of our Income Plus For Life® Series Riders. If you purchased a Contract with an IPFL Series Rider, you may select the additional Annuity Options shown below. These additional Annuity Options are available only for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.
GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with one of the IPFL Series Riders. For the IPFL – Joint Life Series Riders, this Annuity Option is available only if one Covered Person (see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders”), not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:
• the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the IPFL Series Rider that you purchased with your Contract; or
• the annual amount that your Contract Value provides on a guaranteed basis under a lifetime with cash refund annuity.
GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with one of the IPFL – Joint Life Series Riders and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetimes of the co-Annuitants.
After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:
• the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the IPFL – Joint Life Series Rider that you purchased with your Contract; or

• the annual amount that your Contract Value provides on a guaranteed basis under a joint life with cash refund annuity.
Once annuity payments begin under an Annuity Option, you will not be able to make any additional withdrawals under a Contract with a guaranteed minimum withdrawal benefit Rider.
Fixed Annuity Options. Upon death (subject to the distribution of death benefits provisions; see “Death Benefit During Accumulation Period”), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option. We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate annuity factor table in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.
We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.
Determination of Amount of the First Variable Annuity Payment
We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity factor tables contained in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.
The rates contained in the annuity tables vary with the Annuitant’s sex and age and the Annuity Option selected. However, we do not use sex distinct tables for Contracts issued in connection with certain employer sponsored retirement plans, with Contracts issued to residents of Massachusetts or with Contracts issued in Montana. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.
Annuity Units and the Determination of Subsequent Variable Annuity Payments
We base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made).
We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” in this section, above). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.
Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.
We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 3.83%.

Transfers During the Pay-out Period
Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.
Death Benefit During the Pay-out Period
If an Annuity Option providing for payments for a guaranteed period has been selected and the Annuitant dies during the Pay-out Period, we make the remaining guaranteed payments to the Beneficiary. We make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.
We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life, or payments during the Settlement Phase under an optional guaranteed minimum withdrawal benefit Rider. Please read Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for additional information.
Other Contract Provisions
Ownership
Prior to the Maturity Date, the Contract Owner is the person(s) designated in the Contract specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary becomes the Contract Owner.
You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center. We reserve the right to approve or disapprove any change.
Before requesting a change of ownership or making an assignment of your Contract, you should consider:
• A change of ownership may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.
• A change of ownership may result in termination of a minimum withdrawal benefit guarantee. (If you purchased a GMWB Rider, you can get more information from Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders.”)
• An addition of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a “Purchase Payment” made on the same date for purposes of computing further adjustments to the amount of the death benefit.
• A substitution of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value.
• A change of ownership (or collateral assignment) is subject to the rights of any irrevocable Beneficiary.
• You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.
• Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees’ trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.
We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted. We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary.
Annuitant
The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an “Annuitant,” the second person named shall be referred to as “co-Annuitant.” The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.
On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract at the Annuity Commencement Date.
If any Annuitant is changed and any Contract Owner is not a natural person, we normally distribute the entire interest in the Contract to the Contract Owner within five years. We reduce the amount distributed by charges that would otherwise apply upon withdrawal.
Beneficiary
The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary becomes the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries and the Code may limit the payout options available for certain classes of Beneficiaries.
Modification
We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.
Code Section 72(s)
In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an IRA or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain required provisions governing distributions after the death of the Owner.
Misstatement and Proof of Age, Sex or Survival
We normally require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant’s correct age and sex. If we have made incorrect annuity or benefit payments under the Contract, we will either pay the amount of any underpayment immediately or we will deduct the amount of any overpayment from future annuity or benefit payments.
Loans
Loans are not available under the Contract.

VIII. Charges and Deductions
We assess charges and deductions under the Contracts against Purchase Payments, Contract Values, or withdrawal or annuity payments. For information on the optional benefits fees, see Appendix B: “Enhanced Death Benefit Rider” and Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders.”
We may charge a separate fee for certain requested services (e.g., electronic fund transfers, providing replacement contracts, etc.).
In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectus. See “Asset-Based Charges” below.
Front-End Sales Charges
To compensate us for assuming certain distribution expenses, we calculate a “front-end” sales charge each time you make a Purchase Payment, and deduct it from that payment. Each front-end sales charge is a percent of the corresponding Purchase Payment. The sales charge applicable to one Purchase Payment may differ from the sales charge applicable to a different Purchase Payment. That is because we base the sales charge on a “Cumulative Value” calculated at the time we receive your Purchase Payment.
For Contracts purchased on or after November 9, 2009, Cumulative Value means the sum of:
(1)  the current Purchase Payment and, if making an Additional Purchase Payment,
(2) the greater of:
(a)  your Contract Value, or
(b)  the sum of all previous Purchase Payments minus any withdrawals.
For Contracts purchased before November 9, 2009, Cumulative Value means the sum of your current Purchase Payment plus your existing Contract Value plus the value of any Associated Accounts (in states where permitted; not available in New York). Associated Accounts include:
• the contract value of any other individual variable annuity contract issued by us, for which your broker-dealer’s firm (through whom you purchased the Contract) is listed as the broker of record, that is: (a) subject to a front-end sales charge; (b) in its accumulation period; and (c) either held by you as an owner or joint owner or held by a tax-deferred retirement plan and you or your Spouse are named as the annuitant;
• the amount (in dollars) of any shares subject to a front-end sales charge (i.e., Class A shares) of a publicly offered retail mutual fund you own (excluding those assets in fee based or advisory accounts) that are: (a) from underlying fund families of managers that are also subadvisers to the Portfolios offered under the Contract; (b) held by you as owner or joint owner, or a retirement plan held in your behalf; and (c) in the retail mutual fund and have your broker-dealer’s firm is listed as the broker of record; and
• any additional investment accounts that may qualify as Associated Accounts in accordance with our current administrative policies (that we determine with your broker-dealer’s firm).
You must submit each Purchase Payment through your broker-dealer’s firm to receive a reduction in the front-end sales charges based on the value of your Associated Accounts. We require your broker-dealer’s firm to verify each Associated Account’s value at the time you make a Purchase Payment before we include that amount in your Cumulative Value. John Hancock USA credits the combined value of all Associated Accounts identified and verified by your broker-dealer’s firm to determine whether your Cumulative Value qualifies you for a reduced sales charge on your Purchase Payment. If you do not submit an Additional Purchase Payment through your broker- dealer’s firm, the front-end sales charge for that Purchase Payment is based on a sales charge percentage that we determine without regard to the value of any Associated Accounts.

We apply the following sales charge (shown as a percentage of your Purchase Payment in the following table) at the time you make a Purchase Payment:
If Your Cumulative Value Is:	The Front-End Sales Charge On Your Purchase Payment Is:
Up to $49,999.99	5.50%
$50,000 to $99,999	4.50%
$100,000 to $249,999	3.50%
$250,000 to $499,999	2.50%
$500,000 to $999,999	2.00%
$1,000,000 and over	0.50%
Statement of Intent. (for Contracts purchased on or after November 9, 2009 and in states where available) We may have permitted you to receive a more favorable sales charge if you intended to make Additional Purchase Payments to a Contract during the first year that the Contract was in effect. If we received notice through an authorized distributor of your intention to make Additional Purchase Payments during the first year your Contract was in effect, then we adjusted your sales charge in accordance with the chart above, based on the total Purchase Payments you intended to pay in a 13-month completion period (we allowed a small grace period for you to complete your intended payments). If you intended to make Additional Purchase Payments to qualify for a more favorable sales charge, you must have informed your financial representative of your intentions prior to your purchase, and your representative would have notified us. If we received notification through an authorized distributor at the time you purchased a Contract, we adjusted the sales charge in accordance with the table above. If your Contract did not reach the Cumulative Value indicated to us at the time of purchase, we deducted an additional charge from your Contract equal to the difference between the sales charge determined with the intended Cumulative Value and the sales charge determined with the actual Cumulative Value reached during the completion period.
Example: If your initial Purchase Payment was $48,000 and we received notice of your intention to make an Additional Purchase Payment of $52,000 within 13 months, then we applied a sales charge of 3.50%, based on the expected $100,000 total Purchase Payments. When we received the initial $48,000 Purchase Payment, we deducted a sales charge of $1,680 (.035 × $48,000). If you did not make any Additional Purchase Payments by the end of the 13 month period, and your Contract Value had grown to $51,000, then your Cumulative Value would have been $51,000, which would qualify for the 4.50% threshold. We would have recalculated the original sales charge, based on the actual Cumulative Value at the time, as $2,160 (.045 × $48,000) and deducted the difference ($2,160 – $1,680 = $480) from your Contract Value.
If your Cumulative Value subsequently declined, we would still recover the full amount of any additional sales charge. Therefore, you bear the risk that, if you failed to reach your Cumulative Value goal, your Contract Value may have been less than it might have been had you not communicated your Cumulative Value goal. Any additional sales charge would have been deducted from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value. If the amount to be recovered exceeds the Contract Value, we reserve the right to terminate your Contract without value.
Withdrawal Charges
If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We base the withdrawal charge on Purchase Payments that were made when the Cumulative Value was $1 million or more, and that have been in the Contract less than six months. We do not assess a withdrawal charge with respect to: (i) earnings accumulated in the Contract; (ii) any withdrawal guaranteed under a Rider attached to the Contract; (iii) Purchase Payments that have been in the Contract more than six months; (iv) payment of the Death Benefit; or (v) Required Minimum Distributions with respect to the Contract. In no event will the total withdrawal charges exceed 0.50% of the amount invested.
Each time you make a withdrawal, “unliquidated Purchase Payments” (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of earnings that have been taken to date) are liquidated on a first-in first-out basis. On any withdrawal request, we liquidate Purchase Payments equal to the Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until the total Withdrawal Amount has been liquidated.
Upon a full surrender of a Contract, we will liquidate all unliquidated Purchase Payments for purposes of calculating the withdrawal charge.

Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract and the Cumulative Value at the time the Purchase Payment was received. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.
We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any withdrawal charge, any applicable Contract fees, any applicable Rider fees and any taxes from the Contract Value. In the case of a request for a net withdrawal from specific Investment Accounts, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.
There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.
Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge, the sales charge and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fee may also be recovered from such other sources.
For examples of calculation of the withdrawal charges, see Appendix A: “Examples of Calculation of Withdrawal Charges.”
Annual Contract Fee
We deduct each year an annual Contract fee of $30 as partial compensation for the cost of providing all administrative services attributable to the Contracts and the operations of the Separate Accounts and the Company in connection with the Contracts. However, if prior to the Maturity Date (or Annuity Commencement Date if earlier) the Contract Value is equal to or greater than $50,000 at the time of the fee’s assessment, we will waive the annual Contract fee. During the Accumulation Period, this administration fee is deducted on the last day of each Contract Year. It is withdrawn from each Investment Option in the same proportion that the value of such Investment Option bears to the Contract Value. If the entire Contract Value is withdrawn on a day other than the last day of any Contract Year, the $30 Contract fee will be deducted from the amount paid. During the Pay-out Period, the fee is deducted on a pro rata basis from each annuity payment. We will waive this fee if the Contract Value to effect the annuity is greater than or equal to $50,000.
Asset-Based Charges
We deduct asset-based charges daily to compensate us primarily for our administrative expenses, and for the mortality and expense risks we assume under the Contracts.
Administration Fee
We allocate a portion of the asset-based charges shown in the Fee Tables to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge at an annual effective rate of 0.15% of the value of each Variable Investment Option to reimburse us for administrative expenses. The charge is reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that the amount of the administration fees will not increase as a result.
Mortality and Expense Risks Fee
The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see “VII. Description of the Contract – Accumulation Period Provisions – Death Benefit During Accumulation Period”). The expense risk we assume is the risk that the administration charges, distribution charge, or sales or withdrawal charges may be insufficient to cover actual expenses.

To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at an annual effective rate of 0.65% of the value of the Variable Investment Options. The rate of the mortality and expense risks charge cannot be increased. The charge was established to continue for the duration of the Contractual obligations consistent with pooling of risks, the persistency of certain risks, and the unpredictability of the time and nature of their occurrence. The charge is assessed on all active Contracts, including Contracts continued by a Spousal Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a non-Spousal Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.
Reduction or Elimination of Charges and Deductions
(John Hancock USA Contracts only; not available in New York)
In addition to the reductions available on front-end sales charges (see “Front-End Sales Charges” above), we may have reduced or eliminated the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would have involved sales that were made to individuals or to a group of individuals in a manner that resulted in savings of sales or maintenance expenses or that we expected to result in reduction of other risks that are normally associated with the Contracts. We determined entitlement to such a reduction in the charges or deductions in the following manner:
• We considered the size and type of group to which sales were to be made. Generally, per-Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.
• We considered the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.
• We considered the nature of the group or class for which the Contracts were being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.
• We considered any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.
• We considered the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.
• There may have been other circumstances that could have resulted in reduced expenses.
If after consideration of the foregoing factors, we determined that there would be a reduction in expenses, we provided a reduction in the charges or deductions. We eliminated the charge when a Contract was issued to officers, trustees, directors or employees (or a relative thereof) of ours, or of any of our affiliates, or of the John Hancock Variable Insurance Trust (“Eligible Employee”). We also eliminated the charge when a Contract was issued to an employee or financial representative of the broker-dealer. The charge waiver was not available to relatives of Eligible Employees or employees or financial representatives of the broker-dealer in the state of New York. See “X. General Matters – Contracts Sold Directly Without Payment of Any Sales Compensation.” In no event did we permit reduction or elimination of the charges or deductions where that reduction or elimination was unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of charges at any time. For further information, contact your financial representative.

Premium Taxes
We make deductions for any applicable premium or similar taxes. Currently, certain jurisdictions assess a tax of up to 4.0% of each Purchase Payment.
In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount subject to tax under the applicable state law.
	Premium Tax Rate[1]
State or Territory	Qualified Contracts	Nonqualified Contracts
CA	0.00%	2.35%
CO	0.00%	2.00%
GUAM	4.00%	4.00%
ME2	0.00%	2.00%
NV	0.00%	3.50%
PR	1.00%	1.00%
SD2	0.00%	1.25%[3]
TX4	0.04%	0.04%
WY	0.00%	1.00%
1
Based on the state of residence at the time the tax is assessed.
2
We pay premium tax upon receipt of Purchase Payment.
3
0.08% on Purchase Payments in excess of $500,000.
4
Referred to as a “maintenance fee.”

IX. Federal Tax Matters
Introduction
The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract is quite complex; please consult a qualified tax professional with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.
This discussion does not address state or local tax consequences associated with a Contract. Further, this discussion also does not address the potential tax and withholding rules that might apply to a Contract held by, or distributions paid to, any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax professional if there is a possibility that a Contract might be held by, or payable to, a foreign person. In addition, we make no guarantee regarding any tax treatment – federal, state, or local – of any Contract or of any transaction involving a Contract.
Our Tax Status
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract Owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.
The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state and local taxes.)
What are the tax consequences of owning a Contract?
In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable amount of earnings:
• withdrawals (including any surrenders and systematic withdrawals);
• payment of any death benefit proceeds;
• periodic payments under one of our annuity payment options;
• certain ownership changes; and
• any loan, assignment or pledge of the Contract as collateral.
How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:
• the type of the distribution;
• when the distribution is made;
• the nature of any Qualified Plan for which the Contract is being used; and
• the circumstances under which the payments are made.
If your Contract was issued in connection with a Qualified Plan, all of part of your Purchase Payments may be tax-deductible or excludible from income.
A 10% penalty tax applies in many cases to the taxable portion of any distributions from a Contract before you reach age 59½. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible or tax-deferred Purchase Payments you made or on any earnings under the Contract.
A Contract purchased as an investment vehicle for a Qualified Plan, including an IRA, does not provide any additional tax-deferral benefits beyond the treatment provided by the Qualified Plan. The favorable tax benefits available for Qualified Plans that invest in annuity contracts are also generally available if the Qualified Plan purchases other types of investments, such as mutual funds, equities and debt investments. However, the Contract offers features and benefits that other investments may not offer, including the Investment Options and protection through living guarantees, death benefits and other benefits. Please note that federal tax law changes in the 2019 SECURE Act now limit certain annuitization and beneficiary payout options for contracts held as part of a Qualified Plan, including an IRA. Purchasers of Contracts for use with any retirement plan should consult with a qualified tax professional.
We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans.
Special Considerations for Optional Benefits
At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, a 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.
If the Contract you purchased is not intended for use with a tax-qualified retirement plan or as an IRA (a “Nonqualified Contract”):
• Any withdrawal you take ordinarily is taxable as ordinary income to the extent of any gain in the Contract at the time of the withdrawal.
• Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the “Settlement Phase” using the Contract Value. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.
• Any annuity payments that you receive under an Annuity Option will be taxed in the manner described in “Taxation of Annuity Payments” below.
If the Contract you purchased is intended for use with a tax-qualified retirement plan or as an IRA (a “Qualified Contract”):
• Please see “Roth IRAs – Conversions and Rollovers to Roth IRAs” below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.
• The amount of any required minimum distributions may be increased under the requirements of federal tax rules if your Contract has an optional death benefit or other optional benefit Rider. See “General Information Regarding Qualified Contracts” below.
Please consult a qualified tax professional for information on any optional benefit Rider.
General Information Regarding Nonqualified Contracts
(Contracts Not Purchased to Fund an IRA or Other Qualified Plan)
Tax Deferral During Accumulation Period
Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, federal income tax on any gains in your Contract will be deferred until we actually make a distribution to you or you assign or pledge an interest in your Contract.
However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the

Contract as an agent for a natural person. This exception does not apply in the case of any employer which is the nominal owner of an annuity contract under a nonqualified deferred compensation arrangement for its employees.
In addition to the foregoing, if the Contract’s Maturity Date occurs, or is scheduled to occur, at a time when the Annuitant is at an advanced age, such as over age 95, it is possible that the Owner will be taxed currently on the annual increase in the Contract Value.
The remainder of this discussion assumes that the Contract will constitute an annuity for federal tax purposes.
Aggregation of Contracts
In certain circumstances, the IRS may determine the portion of a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.
For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you bought two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances. Please consult a qualified tax professional if you own or intend to purchase more than one annuity contract.
The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.
Exchanges of Annuity Contracts
We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange would be tax free if certain requirements were satisfied. If you satisfied these requirements, your investment in the Contract immediately after the exchange is generally the same as that of the annuity contract you exchanged, increased by any Additional Purchase Payment you made as part of the exchange. Your investment in the Contract may be more or less than, or the same as the Contract Value immediately after the exchange. If your Contract Value exceeds your investment in the Contract, that excess represents gain in the Contract. You have to include that gain in your gross income if you subsequently take a withdrawal or distribution from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit), or are deemed to receive a distribution (e.g., through a collateral assignment) from the Contract.
In Revenue Procedure 2011-38, the IRS amended the tax rules applicable to the partial exchange of an annuity contract for another annuity contract. If you exchange part of an existing Contract after that date, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, all or a portion of the amount received could be includible in your income and also subject to a 10% penalty tax. The IRS has announced that it will apply general tax principles to determine the consequences of receiving such a payment. For example, the IRS could treat the payment as taxable only to the extent of the gain in the particular contract from which the payment was received. Alternatively, the IRS could determine that the payment was an integrated part of the exchange. In that case, the payment would be taxable to the extent of all the gain accumulated in the original Contract at the time of the partial exchange, regardless of whether the payment came from the original Contract or from the contract received in the exchange. Application of general tax principles is dependent on the facts and circumstances of each case. However, amounts received as an annuity during the 180-day period are not subject to the new rules, provided that the annuity payments will be made for a period of at least 10 years or for a life or joint lives.
EXAMPLE: An annuity Contract had $100,000 of Contract Value, of which $56,000 was gain and $44,000 was the Owner’s investment in the Contract, or “cost basis.” After October 23, 2011, the Owner did a partial exchange of 25% of the Contract Value for a new annuity contract. Of the $25,000 transferred to the new contract, $14,000 represents gain and $11,000 represents cost basis transferred from the original Contract. Two months after the partial exchange, the Owner takes a withdrawal from the new contract in the amount of $17,000. If the IRS treats the withdrawal as a distribution from the new contract, only $14,000 will be taxable as a distribution of income ($25,000 of contract value – $11,000 of cost basis in the new contract). If instead the IRS determines that the withdrawal is part of the exchange, the entire $17,000 is taxable as income because there was $56,000 of gain in the original Contract at the time of the exchange.

Please consult with your own qualified tax professional in connection with an exchange of all or part of a Contract for another annuity contract, especially if you make a withdrawal from either contract after the exchange. The date a partial exchange occurs will be a factor in determining the tax treatment of subsequent withdrawals and other distributions from either contract.
Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons
In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that have purchased the Contract, or entities that will be Beneficiaries under the Contract, should consult a qualified tax professional.
Taxation of Annuity Payments
When we make payments under a Nonqualified Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.
In the case of Variable Annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant’s life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to income-tax. A simplified method of determining the taxable portion of annuity payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.
Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant’s last tax return or, if there is a Beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under “Taxation of Death Benefit Proceeds.”
Section 72(a)(2) of the Code permits partial annuitization of an annuity contract and specifies that the cost basis, or investment in the contract, be allocated pro rata between the portion of the contract being annuitized and the portion of the contract remaining deferred. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. Accordingly, any portion of your Contract that you withdraw to be annuitized will be reported to the IRS as a taxable distribution unless you transfer it into another contract in a partial exchange conforming to the rules of section 1035 of the Code and Rev. Proc. 2011-38. Any such withdrawal, whether carried out as a tax-deferred partial exchange or as a taxable withdrawal, will be subject to withdrawal charges.
Surrenders, Withdrawals, Transfers and Death Benefits
When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if you or your Beneficiary do not select an extended payment option for a death benefit payment.
When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date, if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. If a withdrawal exceeds the gain in your Contract, the excess amount is a tax-free return of your investment in the Contract. If you have recovered your entire investment in the Contract, any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same as an actual withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below.
When an individual Owner transfers ownership of a Contract without receiving full and adequate consideration, the transfer is taxed like a surrender. The transferor must include in gross income the amount by which the cash surrender value exceeds any investment in the Contract. The amount included in income may also be subject to a penalty tax for premature withdrawals as explained below. The new Owner's investment in the Contract is increased by the amount included in the transferor's gross income as a result of the transfer. These tax issues may apply, for example, in situations where the Owner and the Annuitant are not the same person, are not married to each other and ownership of the Contract transfers to the Annuitant upon annuitization. A qualified tax professional should be consulted in those situations. However, these tax rules do not apply to a transfer between Spouses or a transfer to a former Spouse incident to a divorce under Code section 1041.
Taxation of Death Benefit Proceeds
All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent of gain in the Contract.
Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:
• if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or
• if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or
• if distributed as a series of withdrawals over the Beneficiary’s life expectancy, they are taxable to the extent there is gain in the Contract.
After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary’s income as follows:
• if received in a single sum, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or
• if distributed in accordance with an existing Annuity Option other than a Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or
• if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.
Penalty Tax on Premature Distributions
There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:
• received on or after the date on which the Contract Owner reaches age 59½;
• attributable to the Contract Owner becoming disabled (as defined in the tax law);
• made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;
• made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and a designated Beneficiary;* or
• made with respect to certain annuities issued in connection with structured settlement agreements.
*
You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments (Life Expectancy Distribution) and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59½ and the passage of five years after the date of the first payment.

Diversification Requirements
Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have “investment control” over the underlying assets.
In certain circumstances, the Owner of a variable annuity contract may be considered the Owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner's gross income. The IRS has stated in published rulings that a variable Contract Owner will be considered the owner of separate account assets if the Contract Owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets.” As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.
The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which the IRS determined that Contract Owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Value than was the case in those rulings, it is possible that you would be treated as the owner of your Contract’s proportionate share of the assets of the Separate Account.
We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives and policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.
Medicare Tax on Unearned Income
A Medicare tax applies to certain unearned income at a maximum rate of 3.8%. Also referred to as the Net Investment Income tax, the tax is imposed on an amount equal to the lesser of (a) “net investment income” or (b) the excess of the taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income,” for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Code or as may be defined in future Treasury Regulations or IRS guidance. The term “net investment income” does not include any distribution from a plan or arrangement described in Code sections 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).
Please consult a qualified tax professional for further information about the impact of the additional Medicare Tax on your individual circumstances.
Puerto Rico Nonqualified Contracts
Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan (“Nonqualified Contract”) are generally treated as a nontaxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax on premature distributions from a Nonqualified Contract. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.
Annuitized distributions under a Nonqualified Contract are treated as part taxable income and part non-taxable return of principal. With annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the expected payout. Generally, Puerto Rico does not require income tax to be withheld from distributions of income from Nonqualified Contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.
General Information Regarding Qualified Contracts
(Contracts Purchased to Fund an IRA or Other Qualified Plan)
Numerous special tax rules apply to the participants in certain types of retirement plans that receive favorable treatment under the Code (“Qualified Plans”), and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in this Prospectus, but make no attempt to provide more than general information in this Prospectus about use of the Contracts with the various types of Qualified Plans. We have discontinued making new Contracts available to any Qualified Plan.
When we issued a Contract in connection with a Qualified Plan (“Qualified Contract”), we may have amended the Contract as necessary to conform to the requirements of the Code. We have no responsibility, however, for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. Your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.
Please consult a qualified tax professional for specific information about the impact of tax rules and plan requirements on your particular facts and circumstances.
Additional Purchase Payments to Qualified Contracts
You may make Additional Purchase Payments to a Qualified Contract, subject to our requirements and limitations for Additional Purchase Payments (see “VII. Description of the Contract – Purchase Payments” for information on our Additional Purchase Payment requirements and limitations):
• as a transfer from a traditional IRA to a Contract issued as a traditional IRA;
• as a direct or indirect rollover* from a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457 of the Code to a Contract issued either as a traditional IRA or as a Roth IRA; or
• by making annual contributions to the extent permitted under the Code.
*
We use the term “direct rollovers” to refer to amounts that a Qualified Plan remits directly to us as an Additional Purchase Payment. We use the term “indirect rollovers” to refer to amounts that you may receive from a Qualified Plan, and then remit to us as an Additional Purchase Payment. The Code permits an indirect rollover to be tax-deferred if it is contributed to an IRA within 60 days of receipt. Note that an individual can make only one indirect rollover from his IRA(s) during any 12-month period. The tax law does not limit the number of indirect rollovers from other Qualified Plans to an IRA.
Distribution Requirements
The Code imposes requirements on Qualified Plans to comply with minimum distribution requirements. We provide general information, below, on minimum distribution requirements for traditional IRAs, Roth IRAs and certain other Qualified Plans.
Traditional IRAs
Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”) or traditional IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.
The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the Required Minimum Distribution (“RMD”) rules.
Under our current administrative rules, we do not permit a Beneficiary of a Contract intended for use as a traditional IRA to purchase a new optional benefit Rider if the Beneficiary elects to maintain it as an inherited IRA or an inherited Roth IRA.

Contributions to a Traditional IRA
Eligible rollover distributions from certain types of qualified retirement plans may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the plans. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.
If you are the surviving Spouse and “designated beneficiary” (as defined in the tax law) of a participant in a tax-qualified retirement account, you may make a direct rollover contribution as an Additional Purchase Payment to a Contract issued as a traditional IRA to the extent permitted. See “VII. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.
Distributions from a Traditional IRA
In general, unless you rolled over non-deductible contributions from any other Qualified Plan or made non-deductible contributions to your Contract, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable as ordinary income to you or to your beneficiary for payments made after your death. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach age 59½, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a tax-qualified retirement plan includes after-tax contributions to the plan, or if you have made any non-deductible contributions to a Contract issued as a traditional IRA, part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received.
You may make tax-deferred direct transfers from a Contract held as a Traditional IRA to another Traditional IRA. If instead you take a withdrawal with the intent to roll the proceeds to another IRA as an indirect rollover, you should be aware of certain limitations under the tax law. You must complete any indirect rollover within 60 days of receiving the withdrawal. Moreover, during any 12- month period, you can make only one indirect rollover, with respect to all IRAs you own including Roth IRAs. Any additional indirect rollover attempted during the 12-month period will be treated as a distribution, subject to income tax and potentially the 10% penalty tax.
A Beneficiary who is not your Spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.
Required Minimum Distributions from a Traditional IRA
Treasury Department regulations prescribe RMD rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to a Beneficiary or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a lifetime income benefit feature may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements for tax years beginning after 2022 will result in the imposition of an excise tax, generally 25% of the amount by which the amount required to be distributed exceeds the actual distribution. The excise tax for tax years beginning after 2022 may be a lower 10% provided that a corrective distribution meets certain criteria.
In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70½, for those Contract Owners born before July 1, 1949. For Contract Owners born after June 30, 1949 and before January 1, 1951, distributions of minimum amounts must commence by April 1 of the calendar year following the calendar year in which the Owner turns age 72. For Contract Owners born after December 31, 1950 and before January 1, 1959, distributions of minimum amounts must begin by April 1 of the calendar year following the calendar year in which the Owner turns age 73. For Contract Owners born after 1958, the age at which minimum distributions must begin is scheduled to increase to age 75. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.

Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiary or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax professional.
If you make a direct transfer of all the value from a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.
Penalty Tax on Premature Distributions from a Traditional IRA
A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA. The penalty tax does not apply to a payment:
• received on or after the date on which the Contract Owner reaches age 59½;
• received on or after the Contract Owner’s death or because of the Contract Owner’s disability (as defined in the tax law); or
• made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and designated beneficiary.*
*
You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59½ and the passage of five years after the date of the first payment.
In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, please consult with your own qualified tax professional.
Exceptions from the penalty tax also apply to certain distributions taken for qualified birth or adoption expenses, certain qualified disaster distributions, as well as certain coronavirus-related distributions made during calendar year 2021. The Code also provides for the opportunity to repay such distributions to an eligible retirement plan, including an IRA. The SECURE 2.0 Act of 2022 created additional exceptions from the penalty tax. Please consult with your own qualified tax professional to determine whether you qualify for any of these exceptions and what tax treatment will apply to the distribution and any repayment.
If you roll over a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.
Roth IRAs
Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.
Contributions to a Roth IRA
Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans may be directly rolled over into a Roth IRA by former participants in the plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.
Federal income tax will apply to direct rollovers from “non-Roth” accounts in retirement plans described in sections 401(a), 403(a), 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the

Code to Contracts issued as Roth IRAs. Please read “Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a 401(k) retirement plan to Contracts issued as Roth IRAs generally are not subject to federal income tax.
Distributions from a Roth IRA
Unlike a traditional IRA, distributions from Roth IRAs need not commence after the Owner turns age 70½, 72 or 73. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse.
If you wish to impose restrictions on the timing and the manner of payment of death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax professional. Under our current administrative rules, we do not permit a Beneficiary of a Contract intended for use as a Roth IRA to purchase a new optional benefit Rider if the Beneficiary elected to maintain it as a Roth IRA.
Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Contract Owner was made. Second, the distribution must be:
• made after the Owner turns age 59½;
• made after the Owner’s death;
• attributable to the Owner being disabled; or
• a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.
A direct transfer from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax. However, during any 12- month period, you can make only one indirect rollover with respect to all IRAs you own, including Roth IRAs.
Penalty Tax on Premature Distributions from a Roth IRA
Taxable distributions before age 59½ may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5 taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.
The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. Please seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.
Conversion or Rollover to a Roth IRA
You can convert a traditional IRA to a Roth IRA. You also can initiate a direct rollover distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to conversion or rollover amounts, but you must satisfy our requirements for Additional Purchase Payments. See “VII. Description of the Contract – Purchase Payments” for additional information.
You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us not to withhold any of the conversion amount for taxes and remittance 45 to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal and a reduction in the benefit value of any elected optional guarantee Rider, in a proportion determined by the Rider. Please read Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more information about the impact of withdrawals.

If you direct the sponsor or administrator to transfer a rollover amount from your “non-Roth” Qualified Plan to a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.
Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement accounts to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. Please seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.
You are not subject to federal income tax on a direct rollover of distributions from a Roth account in another Qualified Plan permitted to be rolled over into a Contract issued as a Roth IRA, or from a Contract issued as a Roth IRA to another Roth IRA.
Other Qualified Plans
You may have purchased a Qualified Contract for use in connection with certain retirement plans that receive favorable treatment under the Code, but are not traditional IRAs or Roth IRAs. The other types of retirement plans (“Other Qualified Plans”) include:
Other Qualified Plan Types
SIMPLE IRA Plans
In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA plan are generally the same as those discussed above for distributions from a traditional
IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.

Simplified Employee Pensions (SEP-IRAs)
Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees’ IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

Corporate and Self- Employed Pension and Profit-Sharing Plans (H.R. 10 and Keogh)
Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed
Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R.
10” or “Keogh,” permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans, however, there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.

Deferred Compensation Plans of State and Local Governments and Tax- Exempt Organizations
Section 457 of the Code permits employees of state and local governments and tax-
exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan.
A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency). When we make payments under a Section 457
Contract, the payment is taxed as ordinary income.

In the case of a Contract held by the trustee of a Qualified Plan, references to the Owner in the discussion below should be read to mean the employee named as the Annuitant on the Contract.
Collecting and Using Information
Through your participation in a Qualified Plan, the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as Contract Values, Purchase Payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under your Qualified Plan, and among their employees. By maintaining a Contract for use in a Qualified Plan or by intending to make an Additional Purchase Payment, transfer of ownership, transfer, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.
Contributions to Other Qualified Plans
You may make Additional Purchase Payments through rollovers or conversions only from certain types of Qualified Plans or by making annual contributions to the extent permitted under the Code and by us. See “VII. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.
We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code and the plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into Other Qualified Plans and contains rules to limit the total amount you can contribute to all of your IRAs and Other Qualified Plans. Trustees and administrators of Other Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Other Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.
Distributions from Other Qualified Plans
If permitted under your plan, you may take a withdrawal in the form of a distribution:
• from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a traditional IRA;
• from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a SIMPLE IRA, but only after the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer*; or
• from a Contract intended for use with a retirement plan qualified under sections 401(a), or 403(a) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code and make a “tax-free rollover” to any such plans.
*
Note that if your Contract is a SIMPLE IRA, it does not accept a rollover from any Qualified Plan other than another SIMPLE IRA.
In addition, if your Spouse is your designated Beneficiary and survives you, he or she is permitted to take a distribution from a Contact intended for use with your tax-qualified retirement account and make a “tax-free rollover” to another tax-qualified retirement account in which your surviving Spouse participates, to the extent permitted by your surviving Spouse’s plan. A Beneficiary who is not your surviving Spouse may, if permitted by the plan, make a direct rollover to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in sections 401(a) or 403(a) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-Spouse Beneficiary. A Spouse Beneficiary may also make a direct rollover to an inherited IRA.
You may make a “tax-free rollover” to a Roth IRA from a Contract intended for use as a Roth account in a retirement plan described in section 401(a) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code.

In lieu of taking a distribution from your plan (including a section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of a Qualified Contract from the plan.
Current Treasury Department regulations provide a simplified method to determine the taxable portion of annuity payments under Contracts issued in connection with Other Qualified Plans. Please consult with a qualified tax professional for further information.
Required Minimum Distributions from Other Qualified Plans
Treasury Department regulations prescribe RMD rules governing the time at which distributions from Other Qualified Plans to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These rules are substantially similar to the RMD rules described above for a traditional IRA, except that distributions of required minimum amounts must generally commence by the later of two dates as described below.
For a Qualified Plan participant born before July 1, 1949, required minimum distributions must generally begin by the later of:
• April 1 of the calendar year following the year in which the Qualified Plan participant turns 70½; or
• April 1 of the calendar year following the calendar year in which Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.
For a Qualified Plan participant born after June 30, 1949 and before January 1, 1951, required minimum distributions must generally begin by the later of:
• April 1 of the calendar year following the calendar year in which the Qualified Plan participant turns 72, or
• April 1 of the calendar year following the calendar year in which the Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.
For a Qualified Plan participant born after December 31, 1950 and before January 1, 1959, required minimum distributions must generally begin by the later of:
• April 1 of the calendar year following the calendar year in which the Participant turns age 73, or
• April 1 of the calendar year following the calendar year in which the Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.
For a Qualified Plan participant born after 1958, the triggering age for required minimum distributions is scheduled to increase to 75.
Penalty Tax on Premature Distributions from Other Qualified Plans
A 10% penalty tax may be imposed on the taxable amount of any payment from certain Qualified Contracts (but generally not section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of distributions from certain Qualified Contracts, including a SIMPLE IRA, the penalty tax does not apply to a payment:
• received on or after the date on which the Contract Owner reaches age 59½;
• received on or after the Contract Owner’s death or because of the Contract Owner’s disability (as defined in the tax law); or
• made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and “designated beneficiary” (as defined in the tax law).*
*
You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59½ and the passage of five years after the date of the first payment.
Exceptions from the penalty tax also apply to certain distributions taken for qualified birth or adoption expenses, certain qualified disaster distributions, as well as certain coronavirus-related distributions made during calendar year 2021. The Code also provides for the opportunity to repay such distributions to an eligible retirement plan, including an IRA. Please consult with your own qualified tax professional to determine whether you qualify for any of these exceptions and what tax treatment will apply to the distribution and any repayment.
These exceptions, as well as certain others not described herein, generally apply to taxable distributions from Other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Contract Owner has separated from service). The SECURE 2.0 Act of 2022 created additional exceptions from the penalty tax not described herein. If you wish to take a distribution and rely on an exception to the penalty tax, please consult with your own qualified tax professional.
Withholding on Eligible Rollover Distributions
Eligible rollover distributions from a retirement plan that is qualified under sections 401(a), 403(a) or 403(b) of the Code, or from a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.
Federal income tax of 20% will generally be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an eligible retirement plan, including a traditional IRA, or to a Roth IRA. The SECURE 2.0 Act of 2022 also created limited exceptions from the 20% withholding requirement for certain types of distributions.
If we have to withhold a portion of your distribution, we will treat any amount we withhold as a withdrawal from your
Contract, which could result in an Excess Withdrawal or other type of reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract to another Qualified Plan and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to make Additional Purchase Payments to a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. Please seek independent tax advice if you intend to maintain a Contract for use with a Qualified Plan.

Designated Roth Accounts within Other Qualified Plans
The Small Business Jobs Act of 2010 authorizes: (1) participants in governmental deferred compensation plans described in section 457(b) to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distributions made under our Life Expectancy Distribution Program. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.
Rollover to a Roth IRA
Current tax law no longer imposes a restriction, based on adjusted gross income, on a taxpayer’s ability to initiate a direct rollover from a non-Roth account in a Qualified Plan to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now initiate a direct rollover of a distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to rollover amounts.
You must, however, pay tax on any portion of the rollover amount that would have been taxed if you had not made a direct rollover to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. Please note that the amount deemed to be the “rollover amount” for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.
A 10% penalty tax for premature distributions may apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted.
If you instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, we will assume it is permitted under your plan and you may instruct us to not withhold any of the rollover for taxes and remittance to the IRS. A direct rollover is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instruct us to withhold taxes in connection with a direct rollover from an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract. This could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix
C: “Guaranteed Minimum Withdrawal Benefit Riders” for information about the impact of withdrawals on optional benefit
Riders.

Given the taxation of direct rollovers to a Roth IRA and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such rollover or a subsequent year. Please seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.
Section 403(b) Plans
Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the contributions from gross income for tax purposes. We did not offer this Contract for use in any retirement plan intended to qualify as a section 403(b) Qualified Plan (a “Section 403(b) Plan”).
If you are considering making a rollover transfer from a Section 403(b) Plan to a traditional IRA or a Roth IRA, please consult with a qualified tax professional regarding possible tax consequences. If you have a loan outstanding under the Section 403(b) Plan, the transfer may subject you to income taxation on the amount of the loan balance.
Restrictions on Section 403(b) Plans
Tax-sheltered annuity contracts must contain restrictions on withdrawals of:
• contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;
• earnings on those contributions; and
• earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.
In addition, these amounts can be paid only if the employee has reached age 59½, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Under certain circumstances, amounts may be withdrawn if the employee is a reservist who has been called to active duty (see section 72(t)(2)(G) of the Code). Amounts subject to the withdrawal restrictions applicable to section 403(b)(7) custodial accounts may be subject to more stringent restrictions.
Exercise of the withdrawal right for each withdrawal under the Contract may be subject to the terms of the Section 403(b) Plan and may require the consent of the employer, the Plan administrator or the Plan sponsor, as well as the participant’s spouse, under section 403(b) of the Code and applicable Treasury Regulations.
In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the withdrawal, your Contract may no longer be qualified under section 403(b), which may result in additional adverse tax consequences to you. Employer consent is not required when we have received documentation in a form acceptable to us confirming that you have reached age 59½, separated from service, died or become disabled. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a section 403(b)(7) custodial account.)

Puerto Rico Contracts Issued to Fund Retirement Plans
The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchased a Contract intended for use in connection with Puerto Rican “tax qualified” retirement plans, please note that the text of this Prospectus addresses U.S. federal tax law only and is inapplicable to the tax laws of Puerto Rico.
See Your Own Tax Professional
The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information, please consult with your own qualified tax professional.

X. General Matters
Distribution of Contracts
John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.
JH Distributors’ principal address is 200 Berkeley Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We offered the Contracts for sale through broker-dealers that had entered into selling agreements with JH Distributors and us. Broker- dealers sold the Contracts through their registered representatives who were appointed by us to act as our insurance agents. JH Distributors may also have offered the Contracts directly to potential purchasers.
JH Distributors may continue to pay compensation to broker-dealers for the promotion and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio’s distribution plan888869 (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying portfolios of a Portfolio that is a fund of funds.
The individual financial representative who sold you a Contract typically will receive a portion of the compensation that we pay for servicing an existing Contract, or that we pay upon receipt of an Additional Purchase Payment, under the financial representative’s own arrangement as a registered representative with his or her broker-dealer. We may also continue to pay commissions or overrides to a limited number of broker-dealers that provided marketing support and training services to the broker-dealers that sold and service the Contracts.
Standard Compensation
The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 6.00% of Purchase Payments, and in states where permitted is subject to reductions in accordance with the reduced sales charges available to Associated Accounts or Cumulative Values (see “VIII. Charges and Deductions Front-End Sales Charges”). In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 0.50% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see “VIII. Charges and Deductions”).
Revenue Sharing and Additional Compensation
In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may have entered into special compensation or reimbursement arrangements (“revenue sharing”) with selected broker-dealers (“firms”). We determine which firms to support and the extent of the payments that we may continue to make. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.
In consideration of these arrangements, a firm may have featured the Contract in its sales system or given us preferential access to members of its sales force. In addition, the firm may have agreed to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force.
These arrangements were not offered to all firms, and the terms of such arrangements may have differed between firms. During 2012, we terminated these revenue sharing arrangements with broker-dealers with respect to the sale of the Contracts, although a small number of firms continue to receive revenue sharing payments in accordance with the terms of agreements entered into with those particular firms. We provide additional information on special compensation or reimbursement arrangements in the SAI, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.
Broker-dealers may receive or may have received additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may have contributed to, as well as sponsored, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.
Differential Compensation
Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. The compensation and revenue sharing arrangements may have given us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may have paid a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. As a result, financial representatives who are registered representatives of such firms may have been motivated to recommend one of our contracts over another issuer’s contract.
Transaction Confirmations
We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. Please report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the back cover of this Prospectus for more information on electronic transactions.
Reinsurance Arrangements
From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable to the Contract Owners for the contractual obligations under the Contracts, including guaranteed benefits, and the reinsurer agrees to indemnify us for certain risks they assume under the Contracts that are covered in the reinsurance agreements. The reinsurance agreement is an agreement solely between us and the reinsurer and no Contract Owner has any right of action against the reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so with a combination of transacting with high quality reinsurers, diversifying reinsurance counterparties to limit concentrations, and engaging in reinsurance transactions that include collateral. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, or other obligations.
Legal and Regulatory Matters
There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:
• the Separate Account; or
• the ability of the principal underwriter to perform its contract with the Separate Account; or
• on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

Financial Statements
The Statements of Additional Information contain the Company’s financial statements for the years ended December 31, 2022 and 2021, and its Separate Account financial statements for the year ended December 31, 2022 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2022, including information on our General Account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

Appendix: Portfolios Available Under the Contract
The following is a list of Portfolios available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time. You can request this information at no cost by calling the phone number on the back cover of this Prospectus or by sending an email request to annuityinfo@jhancock.com. The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/22) (%)
			1-Year	5-Year	10-Year
To approximate the aggregate total return of a broad-based U.S. domestic equity market index.	500 Index Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (North America) Limited	0.25%*	-18.31	9.15	12.28
To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.	American Asset Allocation Trust - Series III Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	0.57%*	-13.44	5.29	8.09
To seek to provide long-term growth of capital.	American Global Growth Trust - Series III Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	0.71%*	-24.77	7.03	10.13
To seek to provide growth of capital.	American Growth Trust - Series III Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	0.61%*	-29.95	11.12	13.62
To seek to provide long-term growth of capital and income.	American Growth-Income Trust - Series III Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	0.55%*	-16.56	7.80	11.53
To seek to provide long-term growth of capital.	American International Trust - Series III Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	0.81%*	-20.80	-1.05	3.89
To seek total return consisting of income and capital appreciation.	Core Bond Trust - Series I John Hancock Variable Trust Advisers LLC/Allspring Global Investments, LLC	0.68%	-13.67	-0.20	0.90
Appendix-1
App Table #5

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/22) (%)
			1-Year	5-Year	10-Year
To seek long-term growth of capital.	Disciplined Value International Trust - Series I John Hancock Variable Trust Advisers LLC/Boston Partners Global Investors, Inc.	0.86%*	-4.77	1.20	3.57
To seek long-term capital appreciation.	Emerging Markets Value Trust - Series NAV John Hancock Variable Trust Advisers LLC/Dimensional Fund Advisors LP	1.05%*	-11.63	-0.44	1.29
To seek long-term capital appreciation.	Fundamental Large Cap Value Trust - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.77%*	-7.95	8.59	10.96
To seek long-term capital appreciation.	Global Equity Trust - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.93%*	-14.84	1.79	5.44
To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.	High Yield Trust - Series I John Hancock Variable Trust Advisers LLC/Western Asset Management Company, LLC	0.84%*	-13.25	1.73	3.10
To seek long-term capital appreciation.	International Small Company Trust - Series I John Hancock Variable Trust Advisers LLC/Dimensional Fund Advisors LP	1.07%	-18.17	-0.24	5.33
To provide a high level of current income consistent with the maintenance of principal and liquidity.	Investment Quality Bond Trust - Series I John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.75%*	-14.88	-0.06	1.10
To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Lifestyle Balanced Portfolio - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.68%	-15.45	3.26	5.27
To seek a high level of current income with some consideration given to growth of capital.	Lifestyle Conservative Portfolio - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.70%*	-14.62	1.42	2.80
Appendix-2
App Table #5

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/22) (%)
			1-Year	5-Year	10-Year
To seek long-term growth of capital. Current income is also a consideration.	Lifestyle Growth Portfolio - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.67%	-16.08	4.39	6.89
To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income.	Lifestyle Moderate Portfolio - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.69%*	-15.19	2.66	4.48
To seek growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Balanced Portfolio - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.80%	-15.08	1.26	3.88
To seek current income and growth of capital, while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Conservative Portfolio - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.78%	-14.80	0.22	2.21
To seek long term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Growth Portfolio - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.83%	-14.86	1.14	4.20
To seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Moderate Portfolio - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.80%	-14.87	1.24	3.68
To seek long-term growth of capital.	Mid Cap Growth Trust - Series I John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.94%	-34.64	8.19	11.30
Seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index.	Mid Cap Index Trust - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (North America) Limited	0.45%*	-13.43	6.24	10.31
To seek long-term capital appreciation.	Mid Value Trust - Series I John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.99%*	-4.31	6.80	10.42
Appendix-3
App Table #5

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/22) (%)
			1-Year	5-Year	10-Year
To obtain maximum current income consistent with preservation of principal and liquidity.	Money Market Trust** - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.33%*	1.29	1.01	0.57
To seek maximum total return, consistent with preservation of capital and prudent investment management.	Opportunistic Fixed Income Trust - Series I John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.91%*	-11.12	0.67	0.79
To seek income and capital appreciation.	Select Bond Trust - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.65%*	-14.20	0.06	1.12
To seek long-term capital appreciation.	Small Cap Stock Trust - Series I John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	1.12%*	-31.12	6.69	9.71
To seek long-term capital appreciation.	Small Cap Value Trust - Series I John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	1.05%*	-10.24	3.19	7.69
To seek to track the performance of the Bloomberg U.S. Aggregate Bond Index (the “Bloomberg Index”) (which represents the U.S. investment grade bond market).	Total Bond Market Trust - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.30%*	-13.49	-0.32	0.76
The fund seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.	Ultra Short Term Bond Trust - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.66%*	-0.84	0.92	0.57
* The Portfolios’ annual expenses reflect temporary fee or expense waivers or reimbursements.
** This Portfolio is no longer accepting Purchase Payments.
Restricted Individual Investment Options. The following individual Investment Options, which may have been available when you purchased a GMWB Rider, are currently restricted (“Restricted Options”):
• American Asset Allocation Trust
• Money Market Trust
There may have been additional Investment Options available under Restricted Model Allocations. See Appendix C for more information.
Appendix-4
App Table #5

Appendix A: Examples of Calculation of Withdrawal Charges
Example 1. This example assumes an initial Purchase Payment of $100,000 on January 1 and an Additional Purchase Payment of $1,000,000 on May 1.
If you withdraw $200,000 on October 1, we will calculate the withdrawal charge as follows:
a) First we determine the amount of Purchase Payments to be liquidated as the greater of the Withdrawal Amount or the unliquidated Purchase Payments. This amount is $200,000.
b) Next we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the Purchase Payment has been in the Contract.
• The initial Purchase Payment of $100,000 has an applicable withdrawal charge of $0.
• The remaining $100,000 will come from the subsequent payment of $1,000,000 that has been in the Contract for 5 months. The applicable withdrawal charge is .0050 × $100,000 = $500.
• The total withdrawal charge is $0 + $500 = $500.
c) We will deduct $200,000 from your Contract Value and you will receive a payment of $199,500 ($200,000 - $500) less any applicable taxes.
Example 2. This example assumes an initial Purchase Payment of $1,000,000 on January 1 and an Additional Purchase Payment of $100,000 on May 1.
If you withdraw $200,000 on October 1, we will calculate the withdrawal charge as follows:
a) First we determine the amount of Purchase Payments to be liquidated as the greater of the Withdrawal Amount or the unliquidated Purchase Payments. This amount is $200,000.
b) Next we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the Purchase Payment has been in the Contract.
The withdrawal will liquidate $200,000 of the initial Purchase Payment of $1,000,000. Since this Purchase Payment has been in the Contract more than 6 months, the withdrawal charge is $0.
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Appendix B: Enhanced Death Benefit Rider
This Appendix provides a general description of the enhanced death benefit Rider that may have been available at the time you purchased a Venture® Opportunity A Share Contract. If you purchased an enhanced death benefit Rider, you pay the charge shown in the Fee Tables for that benefit as long as it is in effect.
You should carefully review your Contract, including any attached Riders, for complete information on benefits, conditions and limitations of any enhanced death benefit Rider applicable to your Contract. You should also carefully review “IX. Federal Tax Matters” for information about optional benefit Riders.
Annual Step-Up Death Benefit
You may have elected the Annual Step-Up Death Benefit:
• for an additional charge of 0.20% of the value of the Variable Investment Options;
• as long as you met our issue age requirements (see below); and
• if the Contract was not intended to be used with an IRA you inherited from someone else (sometimes referred to as a “Beneficiary IRA”), unless you are the Spouse of the decedent and own the IRA in your own name.
For Contracts issued after June 2010 (dates may vary by state), the Annual Step-Up Death benefit was available only if you (and every joint Owner) were under age 75 when we issued the Contract.
For all Contracts issued prior to June 2010 (dates may vary by state), the Annual Step-Up Death benefit was available only if you (and every joint Owner) were under age 80 when we issued the Contract.
The Annual Step-Up Death benefit was only available at Contract issue and cannot be revoked once elected.
Rider Benefit
The amount of the death benefit for the Annual Step-Up Death Benefit is the greater of:
• the death benefit described under “Death Benefit During Accumulation Period”; or
• the Annual Step-Up Death Benefit.
In the majority of states, for Contracts issued after June 2010, the Annual Step-Up Death Benefit is the highest Anniversary Value that may be achieved before you (or any joint Owner) reach 75 years old.
For all Contracts issued in California and Illinois and all Contracts issued prior to June 2010, the Annual Step-Up Death Benefit is the highest Anniversary Value that may be achieved before you (or any joint Owner) reach 81 years old.
Anniversary Value. For purposes of the Rider, the Anniversary Value is equal to the Contract Value on each Contract Anniversary, plus any subsequent Purchase Payments, less any amounts deducted in connection with withdrawals since the Contract Anniversary. The amount deducted in connection with withdrawals will be on a pro rata basis and will be equal to (a) multiplied by (b) where:
(a)  is equal to the Annual Step-Up Death Benefit prior to the withdrawal; and
(b) is equal to the Withdrawal Amount divided by the Contract Value prior to the withdrawal.
Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the Contract’s death benefit under your Annual Step-Up Death Benefit Rider.
Continuation of Rider upon Death of Owner. If the Beneficiary under the Contract is the Contract Owner’s surviving Spouse and elects to continue the Contract, the Contract and the Annual Step-Up Death Benefit will continue with the surviving Spouse as the new Contract Owner, subject to our issue age rules. For purposes of calculating the Annual Step-Up Death Benefit payable upon the death of the surviving Spouse, the death benefit paid upon the first Owner’s death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with withdrawals prior to the date the first death benefit is paid will be excluded from consideration in determining the Annual Step-Up Death Benefit. In determining the Annual Step-Up Death Benefit, the Anniversary Values for all prior Contract Anniversaries are set to zero as of the date the first death benefit is paid.
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Termination of the Annual Step-Up Death Benefit
The Annual Step-Up Death Benefit will terminate upon the earliest to occur of:
(a)  the date the Contract terminates;
(b)  the earlier of the Annuity Commencement Date or the Maturity Date; or
(c) the date on which the Annual Step-Up Death Benefit is paid.
However, as noted in the paragraph above, if the deceased Owner’s Spouse is the Beneficiary, and subject to our issue age rules, the Spouse may elect to continue the Contract (including the Annual Step-Up Death Benefit) as the new Owner.
Annual Step-Up Death Benefit Fee
A daily charge in an amount equal to 0.20% of the value of each variable Investment Account on an annual basis is deducted from each Subaccount for the Annual Step-Up Death Benefit.
Example: Assume you purchased a Contract with the Annual Step-Up Death Benefit with a single Purchase Payment of $100,000 when you were 55 years old on May 1, 2006. Assuming no withdrawals nor payments and the Anniversary Values in the chart below, the Guaranteed Minimum Death Benefit (GMDB) on May 1, 2018 would be $122,000. The chart also shows what the Minimum Death Benefit would be on that date if the Contract did not have the Annual Step-Up Death Benefit.
Date	Anniversary Values	Minimum Death Benefit	Annual Step-up Death Benefit
May 1, 2006	$100,000	$100,000	$100,000
May 1, 2007	$97,000	$100,000	$100,000
May 1, 2008	$106,000	$100,000	$106,000
May 1, 2009	$109,000	$100,000	$109,000
May 1, 2010	$114,000	$100,000	$114,000
May 1, 2011	$104,000	$100,000	$114,000
May 1, 2012	$101,000	$100,000	$114,000
May 1, 2013	$106,000	$100,000	$114,000
May 1, 2014	$113,000	$100,000	$114,000
May 1, 2015	$115,000	$100,000	$115,000
May 1, 2016	$119,000	$100,000	$119,000
May 1, 2017	$122,000	$100,000	$122,000
May 1, 2018	$118,000	$100,000	$122,000
Qualified Plans
If your Contract is connected with a Qualified Plan, including an IRA, you should have considered the effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan. Please consult your own qualified tax professional. Federal tax law may limit the period over which the death benefit can be paid when the Beneficiary is not your surviving spouse.
The Annual Step-Up Death Benefit may not always be in your interest since an additional fee is imposed for this benefit and we provide no assurance that investment performance will be sufficient to result in an increased death benefit.

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Appendix C: Guaranteed Minimum Withdrawal Benefit Riders
This Appendix describes the following guaranteed minimum withdrawal benefit (“GMWB”) Riders that you may have elected when you purchased a Contract:
Income Plus For Life® (or “IPFL”) Series Riders:
• Income Plus For Life® 5.10;
• Income Plus For Life – Joint Life® 5.10;
• Income Plus For Life® 5.09;
• Income Plus For Life – Joint Life® 5.09;
• Income Plus For Life® 2.08; or
• Income Plus For Life – Joint Life® 2.08.
We use the term “Income Plus For Life® 5.10 Series Riders” in the Prospectus to refer to both Income Plus For Life® 5.10 Riders – i.e., Income Plus For Life® 5.10 and Income Plus For Life – Joint Life® 5.10. We use the term “Income Plus For Life® 5.09 Series Riders” to refer to both Income Plus For Life® 5.09 Riders – i.e., Income Plus For Life® 5.09 and Income Plus For Life – Joint Life® 5.09. We use the term “Income Plus For Life® 2.08 Series Riders” to refer to both Income Plus For Life® 2.08 Riders – i.e., Income Plus For Life® 2.08 and Income Plus For Life – Joint Life® 2.08.
If you purchased any of these GMWB Riders, you pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where they were available, we only permitted one GMWB Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.
Features of the Income Plus For Life® 5.10 Series Riders
Covered Person(s)
The Income Plus For Life® 5.10 Series Riders provide a lifetime income guarantee based on a single life (IPFL 5.10) or on the lifetime durations of two Covered Persons (IPFL – Joint Life 5.10).
Single Life Guarantee. For Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may waive the Contract ownership requirement and permit you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant. For example, we will permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.
The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.
Joint Life Guarantee. For Riders that provide a lifetime income guarantee based on the lifetime durations of two Covered Persons, we determine the Covered Persons at the time you elect the Rider. A spouse may need to qualify as a “spouse” under state law (a “Spouse”) to be treated as a Covered Person under the Contract.
A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your Spouse become divorced after you purchased the Rider, you may not add a new Spouse as a Covered Person. If you remove your Spouse as an Owner, Beneficiary or Annuitant, that person is no longer a Covered Person under the Rider. (See “VII. Description of the Contract – Accumulation Period Provisions – Withdrawals” for additional information on the impact of divorce.) You may lose benefits under the Rider if a Covered Person is removed from the Rider.
Availability of Income Plus For Life® 5.10 Series Riders
You could have elected an Income Plus For Life® 5.10 Series Rider at the time you purchased your Contract. You may have elected to purchase an IPFL 5.10 Series Rider only at the time you purchased your Contract. Once you elected a Rider and the right to cancel your Contract period expired, you may not revoke this optional benefit. We offered these optional benefit Riders only where approved by state insurance regulatory agencies. We reserved the right to accept or refuse to issue a Rider at our sole discretion. Once you elected to purchase a guaranteed minimum withdrawal benefit Rider, its effective date usually is the Contract Date (unless we permitted otherwise) and is irrevocable (unless we increase the Rider fee; we charge an additional fee for each IPFL 5.10 Series Rider).
Changes to the Owner, Annuitant or Beneficiary after the Rider is issued may reduce, limit or terminate benefits available under the Rider.
Rider Fees
We charge an additional fee on each Contract Anniversary for an IPFL 5.10 Series Rider, and reserve the right to increase the fee on the effective date of each Step-Up under that Rider. We withdraw the amount of the fee from each Investment Option in the same proportion that the value of your Investment Accounts in each Investment Option bears to the Contract Value. We deduct a pro rata share of this annual fee from the Contract Value:
• on the date we determine the death benefit;
• after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or
• at full surrender of the Contract.
We do not deduct additional Rider fees during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.
Fee for Income Plus For Life® 5.10 Series Riders. The current fee is equal to 1.00% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the IPFL 5.10 or IPFL – Joint Life 5.10 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.
If we decide to increase the rate of a Rider fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the
Rider fee at that time. You will have the option to elect to a Step-Up within 30 days of subsequent Step-Up Dates. If you decide to step-up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-
Up Date.

Restrictions on Additional Purchase Payments
If you purchased an Income Plus For Life® 5.10 Series Rider, we restrict your ability to make Additional Purchase Payments to the Contract without our prior approval.
Restrictions on Additional Purchase Payments for Nonqualified Contracts. If we issued your Contract not in connection with an IRA or other Qualified Plan, we will not accept, without our prior approval:
• (Contracts issued in states other than OR and NJ) any Additional Purchase Payment after the first Contract Anniversary following the Rider Date; or
• (Contracts issued in OR or NJ) any Additional Purchase Payment after the first Contract Anniversary following the Rider Date if your total Additional Purchase Payments after the first Contract Anniversary exceed $100,000.
Restrictions on Additional Purchase Payments for Qualified Contracts. If we issued your Contract in connection with a Qualified Plan, including an IRA, we will not accept, without our prior approval:
• (Contracts issued in states other than OR and NJ) Additional Purchase Payments on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 64);
• (Contracts issued in OR or NJ) Additional Purchase Payments on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 64), if your total payments after the first Contract Anniversary exceed $100,000; but
• (all Contracts) any Purchase Payment after the oldest Covered Person becomes age 81.
Additional Purchase Payments for both Nonqualified Contracts and Qualified Contracts are also subject to the following:
• You may not make an Additional Purchase Payment, without our approval, if your Contract Value exceeds $1 million at the time of payment or if the Additional Purchase Payment would cause your Contract Value to exceed $1 million.

• You may not make an Additional Purchase Payment during a Rider’s Settlement Phase (see “Settlement Phase” below).
• Other limitations on Additional Purchase Payments may vary by state.
If we issued your Contract in connection with an IRA, any Additional Purchase Payments that we may approve for the year that you become 70½ and for any subsequent year must qualify as a “rollover contribution.” We are not responsible for determining if the payment is a “rollover contribution.” Please consult with a qualified tax professional for additional information.
General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issued your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with Qualified Plans, including IRAs.
Approval of Additional Purchase Payments through Automatic Withdrawals from Bank Accounts and Payroll Deduction Plans. We will continue to accept Additional Purchase Payments under the terms of your Contract and Income Plus For Life® 5.10
Series Rider when made in connection with an automatic withdrawal program from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or in connection with a payroll deduction plan (“Payroll Plan”) if:
• the Financial Account Plan or Payroll Plan was in effect prior to May 4, 2012;
• no automatic withdrawal program from your Contract is in effect; and
• your Rider is not in the Settlement Phase.
Additional Purchase Payments will be subject to our prior approval, however, if any of the following apply:
• you make the payment under a Bank Plan and it exceeds the amount authorized on May 4, 2012 to be withdrawn periodically from your bank account and paid to us as an Additional Purchase Payment; or
• your Contract Value exceeds $1 million at the time of payment, under either a Bank Plan or Payroll Plan; or
• your Contract Value is less than $1 million and the Additional Purchase Payment under either a Bank Plan or Payroll Plan would cause your Contract Value to exceed $1 million; or
• (Qualified Contracts) you make the payment after the later of the first Contract Anniversary following the Rider Date or the Age 65 Contract Anniversary and your total payments after the first Contract Anniversary exceed $100,000.
For Qualified Contracts, we will not accept an Additional Purchase Payment under a Bank Plan or Payroll Plan after the oldest Covered Person turns age 81.
Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. If (where permitted by state law) we intend to cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, we will mail notice to you at your last known address to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.
Approval of Other Additional Purchase Payments. There may be circumstances other than as described above where we may approve Additional Purchase Payments for Contracts with Income Plus For Life® 5.10 Series Riders. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. For further information, contact your financial representative or our Annuities Service Center.
Impact of Additional Purchase Payment Restrictions on Increases in Guaranteed Amounts. The restrictions on Additional Purchase Payments described above may prevent you from increasing the amount of any Credits or Step-Ups we would otherwise have applied to the Benefit Base based on Additional Purchase Payments, and may prevent you from increasing the amounts we guarantee under an Income Plus For Life® 5.10 Series Rider as a result of Additional Purchase Payments.

Lifetime Income Amount
The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
• (for Income Plus For Life® 5.10) the Covered Person remains alive and is designated as an Owner (or an Annuitant, subject to our underwriting rules) under the Contract; or
• (for Income Plus For Life – Joint Life® 5.10 ) either Covered Person remains alive and is designated as an Owner, Beneficiary or Annuitant under the Contract.
The Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.
We determine the initial Lifetime Income Amount by multiplying:
• the Benefit Rate for the Rider on the Lifetime Income Date; by
• the Benefit Base for the Rider on the Lifetime Income Date.
EXAMPLE (IPFL 5.10): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).
EXAMPLE (IPFL – Joint Life 5.10): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 = 4.75% × $100,000.
We reset the Lifetime Income Amount if you take Excess Withdrawals. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base or could cause you to lose your guaranteed minimum withdrawal benefit. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.
We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups that we may apply to an IPFL 5.10 Series Rider’s Benefit Base, and/or increases in your Benefit Rate, if any. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.
Lifetime Income Date
The Lifetime Income Amount guarantee starts on a Lifetime Income Date. The earliest Lifetime Income Date is the date you purchased the Rider (the Rider’s “effective date”) if the Covered Person (or the youngest Covered Person for IPFL – Joint Life 5.10) will turn age 65 or older during the first Contract Year.
Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately preceding the date the Covered Person (or youngest Covered Person for IPFL – Joint Life 5.10) turns age 65. The earliest available Lifetime Income Date in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.
Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.
We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see “Increases in Guaranteed Amounts” in this section, below).
Benefit Base
The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million).
We reset the Benefit Base if you take withdrawals prior to the Lifetime Income Date or if you take Excess Withdrawals. We reset the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis, or to equal the Contract Value, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base or could cause you to lose your guaranteed minimum withdrawal benefit. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.
We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Benefit Rate
We use the following Benefit Rates to determine the Lifetime Income Amount:
• Income Plus For Life® 5.10 – 5%; and
• Income Plus For Life – Joint Life® 5.10 – 4.75%. Because we provide our guarantee over the lifetimes of two Covered Persons under the IPFL – Joint Life 5.10 Rider, we use a lower Benefit Rate than we do under the IPFL 5.10 Rider.
The Benefit Rate(s) in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.
Availability of Investment Options Under Income Plus For Life® 5.10 Series Riders
If you purchased one of our Income Plus For Life® 5.10 Series Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:
(a) among the currently available individual Investment Options (see “Available Individual Investment Options” below); or
(b) in a manner consistent with any one of the currently available Model Allocations (see “Available Model Allocations” below).
You may transfer between (a) and (b), or vice versa, on any date subject to our restrictions on frequent trading, provided you transfer 100% of your Contract Value. You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal. We will allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.
Please consult with your financial representative to assist you in determining which available individual Investment Option or Model Allocation is best suited for your financial needs and risk tolerance.
Available Individual Investment Options. If you purchased a Contract with one of our Income Plus For Life® 5.10 Series Riders, we restrict the individual Investment Options to which you may allocate your Contract Value. These Investment Options invest in the following Portfolios:
• Lifestyle Balanced Portfolio
• Lifestyle Conservative Portfolio
• Lifestyle Growth Portfolio
• Lifestyle Moderate Portfolio
• Managed Volatility Balanced Portfolio
• Managed Volatility Conservative Portfolio
• Managed Volatility Growth Portfolio
• Managed Volatility Moderate Portfolio
• Total Bond Market Trust
• Ultra Short Term Bond Trust
You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from any Source Investment Option in connection with your selected Investment Options.
We reserve the right to restrict Investment Options in your Investment Account at any time. If we restrict an Investment Option, you may not be able to transfer or allocate Contract Value or Additional Purchase Payments (even if the Additional Purchase Payments are not otherwise restricted) to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.
For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see “VI. General Information about Us, the Separate Accounts and the Portfolios” as well as the prospectuses for the applicable Portfolios. You can obtain a copy of the Portfolios’ prospectuses by contacting the Annuities Service Center shown on the first page of this Prospectus. Please read each Portfolio’s prospectus carefully before investing in a corresponding Variable Investment Option.
Available Model Allocations. You may allocate your entire Contract Value to any one of the available Model Allocations in the table shown below. You may also use our DCA program in connection with your selected Model Allocation. If you select a Model Allocation, you authorize us to rebalance your entire Contract Value allocated to your selected Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not transfer monies between Investment Options other than to transfer 100% of your Contract Value to another Model Allocation if available or 100% to any one, or any combination of, the available individual Investment Options.
None of the Model Allocations is a fund of funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your financial representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.
We reserve the right to restrict the availability of Model Allocations at any time. If we restrict a Model Allocation and your Contract Value is allocated to that Model Allocation on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation as long as you continue to allocate your entire Contract Value, including future Purchase Payments, to that Model Allocation. We will continue to rebalance your Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any other Model Allocation, or to any of the available individual Variable Investment Options other than as permitted in that Model Allocation.
The currently available Model Allocations are:
Model Allocation Name	Model Allocation Percentage	Portfolio Name
Core Plus Balanced Growth & Income 5.10 (currently available version, effective May 3, 2010)	20% 9% 17% 3% 6% 13% 3% 9% 20%	500 Index American Growth-Income Select Bond American Growth American International Investment Quality Bond Mid Cap Growth Global Equity Total Bond Market
Core Plus Balanced Toward Growth 5.10 (currently available version, effective May 3, 2010)	26% 9% 14% 9% 6% 7% 3% 12% 14%	500 Index American Growth-Income Select Bond American Growth American International Investment Quality Bond Mid Cap Growth Global Equity Total Bond Market
A Model Allocation may experience volatility in its investment performance or lose money, depending on the performance of the component Portfolios referenced above. Your investment in the Portfolios will fluctuate and when redeemed, may be worth more or less than your original investment. For more information regarding each Portfolio that we permit you to invest in through a Model Allocation, including information relating to that Portfolio’s investment objectives, policies and restrictions, and the risks of investing in that Portfolio, please see “VI. General Information about Us, the Separate Accounts and the Portfolios” as well as the Portfolio’s prospectus. You can obtain a prospectus containing more complete information on each of the Portfolios, by contacting the respective Annuities Service Center shown on the back cover of this Prospectus. Please read the Portfolios’ prospectuses carefully before investing in the corresponding Investment Option.
Increases in Guaranteed Amounts
Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under a GMWB Rider.

Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), up to a maximum Benefit Base of $5 million.
On and after the earliest available Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:
• the Lifetime Income Date or
• the latest of:
• the date of a Purchase Payment that we applied to the Benefit Base,
• the date of a reduction in the Benefit Base, or
• the effective date of a Step-Up.
EXAMPLE: Assume you took a withdrawal equal to the Lifetime Income Amount of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base increases by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base equals $110,000. Assume that the following year you take an Excess Withdrawal of $10,000 that reduces your Benefit Base to $100,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 is added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base is $110,000 ($100,000 + $10,000).
Credits. We offered the Rider with the following Credit features:
• Annual Credit Rate – 5.00%
• Credit Period (for Annual Credits) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We extend the Credit Period each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
• Ten Year Credit Rate – See “Ten Year Credit” for a description of the rate we use to calculate a Ten Year Credit.
• Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the 10th Contract Anniversary after the effective date of the Income Plus For Life® 5.10 Rider.
The Credit Rate and Credit Periods in effect when we issued the Rider remain in effect for as long as the Rider remains in effect.
Annual Credits. (We may refer to the Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period if you did not take any withdrawals during the previous Contract Year. If you take a withdrawal during a Contract Year, you will not be eligible for a Credit at the end of that Contract Year and Annual Credits for future Contract Years may be reduced, or eliminated, if the withdrawal results in a reduction of the Benefit Base.
EXAMPLE (Income Plus For Life® 5.10 ): Assume that you purchase a Contract with an IPFL 5.10 Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit Rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
• At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,250 (5% × $105,000).
• At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,500 (5% × $110,000).
Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
• At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

• At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (5% × ($90,000 + $5,000) = $4,750). The Benefit Base increases to $99,750 ($90,000 + $5,000 + $4,750) and the Lifetime Income Amount increases to $4,988 (5% × $99,750).
EXAMPLE (Income Plus For Life – Joint Life® 5.10): Assume that you purchase a Contract with an IPFL – Joint Life 5.10 Rider when the younger Covered Person is age 65, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit Rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
• At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $4,988 (4.75% × $105,000).
• At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,225 (4.75% × $110,000).
Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
• At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.
• At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (5% × ($90,000 + $5,000) = $4,750). The Benefit Base increases to $99,750 ($90,000 + $5,000 + $4,750) and the Lifetime Income Amount increases to $4,738 (4.75% × $99,750).
Ten Year Credit. (We may refer to the Ten Year Credit as a “Target Amount Adjustment” in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the IPFL 5.10 Rider until the end of the Ten Year Credit Period, we make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base equals the greater of:
• the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
• the Target Amount.
On the date of this Prospectus, the Target Amount is 150% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.
The Ten Year Credit Rate in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.
The Ten Year Credit does not provide any value to you in addition to the cumulative amount of the Annual Credits. You should only have purchased the Rider based on the value of the other features it provides.

Step-Ups. We offered the Income Plus For Life® 5.10 Series Riders with Step-Up Dates on the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter up to, and including, the Age 95 Contract Anniversary.
The Step-Up Dates in effect when we issued the Rider remain in effect for as long as the Rider remains in effect.
If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see “Rider Fees” earlier in this section). The new Lifetime Income Amount equals the Benefit Base value after the Step-Up multiplied by the Benefit Rate then in effect for your Rider, and the Rider fee is based on the increased Benefit Base.
We reserve the right to increase the rate of the fee for the IPFL 5.10 Series Riders, up to a maximum rate of 1.20%, on any Step-Up Date. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.
Step-Ups may occur only while an IPFL 5.10 Series Rider is in effect.

If you decline an automatic Step-Up, you have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.
EXAMPLE: Assume that you purchased a Contract with an IPFL 5.10 Rider when you, the Covered Person, were 65, you take no withdrawals during the first three Contract Years and the applicable Annual Credit Rate is 5%. Also assume that you purchased the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $6,250 (5% × $125,000).
Withdrawals, Distributions and Settlements
Overview. The Income Plus For Life® 5.10 Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, the Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the specific Rider you elect. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person (or younger Covered Person in the case of a joint-life Rider) when we issued the Contract and the type of guaranteed minimum withdrawal benefit you purchased. We may increase the guarantee:
• by one or more Credits if you make no withdrawals during certain Contract Years, up to limits that vary by Rider;
• as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
• if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).
Although the Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period.
Excess Withdrawals. For the IPFL 5.10 Series Riders, an Excess Withdrawal is:
• a Withdrawal Amount you take before the Lifetime Income Date that, together with all other Withdrawal Amounts previously taken during the Contract Year, exceeds the Benefit Rate (see “Benefit Rate” above) multiplied by the Benefit Base at the prior Contract Anniversary, increased for any Additional Purchase Payments; or
• a Withdrawal Amount you take on or after the Lifetime Income Date that, together with all other Withdrawal Amounts during a Contract Year, exceeds the Lifetime Income Amount for that Contract Year.
If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.
After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution Program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.
Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will reset the Benefit Base to equal the lesser of:
• the Contract Value immediately after the withdrawal; or
• the Benefit Base minus the Withdrawal Amount.
EXAMPLE (Income Plus For Life® 5.10): Assume that you purchased a Contract with an IPFL 5.10 Rider when you were age 55. Also assume that when you are age 57, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate multiplied by the Benefit Base is 5% × $110,000 = $5,500. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reset your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000).

EXAMPLE (Income Plus For Life – Joint Life®5.10): Assume that you purchased a Contract with an IPFL – Joint Life 5.10 Rider when the younger Covered Person is age 55. Also assume that when the younger Covered Person is age 57, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate multiplied by the Benefit Base is 4.75% × $110,000 = $5,225. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reset your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000).
Note: withdrawals may be taxable and if made prior to age 59½ may be subject to a 10% penalty tax (see “IX. Federal Tax Matters”).
Withdrawals after the Lifetime Income Date. After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reset the Benefit Base and the Lifetime Income Amount.
Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal. If so, we reset the Benefit Base to equal the lesser of:
• the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or
• the Contract Value immediately after the Excess Withdrawal.
Each time we reset the Benefit Base, we also reset the Lifetime Income Amount. We do this by multiplying the reduced Benefit Base by the Benefit Rate in effect for your Rider. We also reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.
EXAMPLE (Income Plus For Life® 5.10): Assume that you purchased a Contract with an IPFL 5.10 Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,500 and the Benefit Rate is 5%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and you reset your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base minus the amount of the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $4,000 = 5% × $80,000.
If your Contract Value in this example is $120,000, the Benefit Base after the $10,000 withdrawal is $100,000, the lesser of the Contract Value after the withdrawal ($120,000 - $10,000) or the Benefit Base minus the amount of the withdrawal ($110,000 - $10,000). However, if you take a withdrawal of $5,500, followed by a withdrawal of $4,500 the next day, the $5,500 withdrawal does not reduce the Benefit Base since it is equal to the Lifetime Income Amount. The $4,500 reduces the Benefit Base to $105,500 ($110,000 - $4,500).
EXAMPLE (Income Plus For Life – Joint Life® 5.10): Assume that you purchase a Contract with an IPFL – Joint Life 5.10 Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and you reset your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base minus the amount of the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $3,800 = 4.75% × $80,000.
If the Contract Value in this example is $120,000, the Benefit Base after the $10,000 withdrawal is $100,000, the lesser of the Contract Value after the withdrawal ($120,000 - $10,000) or the Benefit Base minus the amount of the withdrawal ($110,000 - $10,000). However, if you take a withdrawal of $5,225, followed by a withdrawal of $4,775 the next day, the $5,225 withdrawal does not reduce the Benefit Base since it is equal to the Lifetime Income Amount. The $4,775 reduces the Benefit Base to $105,225 ($110,000 - $4,775).
We do not reset the Benefit Base and/or the Lifetime Income Amount on or after the Lifetime Income Date:
• if the withdrawals are taken under our Life Expectancy Distribution Program, or
• if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount.
The IPFL 5.10 Series Riders enter the Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. See “Settlement Phase” in this section, below. The IPFL 5.10 benefit terminates if both the Contract Value and Benefit Base immediately after a withdrawal are equal to zero.

We may reset the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals.
We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount” in this section, below).
Excess Withdrawals, with limited exceptions, lower the Lifetime Income Amount guaranteed for future withdrawals. If you have experienced unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) the reduction could be significantly more than the amount of the Excess Withdrawal and could cause you to lose your guaranteed minimum withdrawal benefit.
Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an IPFL 5.10 Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. Depending on the Rider you purchased, the Income Made Easy Program provides income payments for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for your Rider.
The Income Made Easy Program allows you to select: (A) the annual guaranteed amount (“full allowable amount”) under your Rider, which automatically increases to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment (where permitted – see “VII. Description of the Contract – Accumulation Period Provisions – Purchase Payments”); (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option reduces your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that exceeds the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.
Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the program until you re-enroll) if:
• you select option A, B or C above; and
• you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.
Income Made Easy Program withdrawals, like other withdrawals:
• may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before you turn age 59½, a 10% penalty tax;
• reduce the death benefit and other optional benefits;
• cancel your eligibility to earn a Credit under the provisions of your guaranteed minimum withdrawal benefit Rider during any Contract Year in which you receive a payment under the program; and
• may reduce your ability to obtain Step-Ups.
If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Systematic Withdrawal Program (see “Special Withdrawal Services – The Systematic Withdrawal Program” in “VII. Description of the Contract”) if you enroll in the Income Made Easy Program.
Pre-Authorized Withdrawals – Life Expectancy Distribution Program. If you purchased a Contract with an Income Plus For Life® 5.10 Series Rider, you may request of us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if applicable, the joint life expectancies of you and your Spouse). The Life Expectancy Distribution Program may provide one or more of the following:
• Pre-59½ Distributions - these are payments made at the request of the Owner that are intended to comply with Code section 72(q)(2)(D) or section 72(t)(2)(A)(iv); or
• Nonqualified Death Benefit Stretch Distributions – these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code section 72(s)(2); or

• Required Minimum Distributions and Qualified Death Benefit Stretch Distributions – these are payments we calculate to comply with Code section 401(a)(9), section 403(b)(10), section 408(a)(6), section 408(b)(3), or section 408A(c)(5). For further information on such distributions, please see “IX. Federal Tax Matters – Required Minimum Distributions.”
Each withdrawal under our Life Expectancy Distribution Program reduces your Contract Value. If you take the withdrawal before the Lifetime Income Date, we may reduce future amounts guaranteed under the Rider. If you take a withdrawal under our Life Expectancy Distribution Program on or after the Lifetime Income Date, however, we do not reset annual withdrawal amounts under your Rider. Please refer to the applicable “Features” section for more details regarding the effect that withdrawals made after the Lifetime Income Date have on your Rider’s guarantees. The Life Expectancy Distribution Program ends when certain amounts described in the Rider are depleted to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchased.
If you are interested in the Life Expectancy Distribution Program, you may obtain further information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution Program, you must participate in the Income Made Easy Program (see the preceding section).
Under our Life Expectancy Distribution Program, each withdrawal will be in an amount that we determine to be your Contract’s share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.
We base our Life Expectancy Distribution calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59½ Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch
Distributions and Qualified Death Benefit Stretch Distributions. Please discuss these matters with a qualified tax professional.

Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount. If you purchased an Income Plus For Life® 5.10 Series Rider, we adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:
• you limit your Withdrawal Amounts during a Contract Year to the Lifetime Income Amount; or,
• you purchased the IPFL 5.10 Rider before the Covered Person (younger Covered Person for IPFL – Joint Life 5.10) turned age 65, and you limit your Withdrawal Amounts each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base, and each Contract Year after that to the Lifetime Income Amount.
If you take an Excess Withdrawal, we reduce the death benefit on a pro rata basis by the entire amount of the withdrawal. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Withdrawal Amount reduces the Contract Value. That is, by an amount equal to:
• the Guaranteed Minimum Death Benefit before the withdrawal; multiplied by
• the Withdrawal Amount; divided by
• the Contract Value before the withdrawal.
EXAMPLE: If your Lifetime Income Amount is $5,000 and you take a withdrawal of $8,000 when your Contract Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, we reduce your Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000) to $90,000 ($100,000 – 10% × $100,000). If instead you first take a withdrawal of $5,000, we reduce your Death Benefit by the Withdrawal Amount to $95,000. If your Contract Value the next day is $75,000 and you take another withdrawal of $5,000, we reduce your Guaranteed Minimum Death Benefit by 6.67% ($5,000/$75,000) to $88,667.
Automated withdrawals under our Life Expectancy Distribution Program reduce your Death Benefit on a dollar for dollar basis. Otherwise, any subsequent Excess Withdrawals that you take during that Contract Year reduce the Guaranteed Minimum Death Benefit in the same manner described above.
Settlement Phase. The Settlement Phase under the Rider begins if:
• the Contract Value reduces to zero at any time during a Contract Year; and
• •there were no Excess Withdrawals during that Contract Year; and

• the Benefit Base is still greater than zero at the time.
There is no Settlement Phase under an Income Plus For Life® 5.10 Series Rider if you take a withdrawal that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal. You will lose the ability to receive Lifetime Income Amounts if you withdraw more than the Lifetime Income Amount during a Contract Year and the Contract Value then declines to zero in that same Contract Year.
The settlement amount we pay to you under the Rider varies as follows:
• If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as a Covered Person is living.
• (for IPFL 5.10) If the Settlement Phase begins before the earliest available Lifetime Income Date, we will begin making annual settlement payments following the earliest available Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount equals the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).
• (for IPFL – Joint Life 5.10) If you purchased the Rider before the younger Covered Person turned age 65, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as either Covered Person is living. In this case, the annual amount equals the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).
• In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.
Additional Annuity Options
In addition to the traditional Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with an Income Plus For Life® 5.10 Series Rider. These additional Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These additional Annuity Options are designed so that you will receive annuity payments that are no less than the Lifetime Income Amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in “VII. Description of the Contract – Pay-out Period Provisions.”
Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments
If you choose to take withdrawals under one of our IPFL 5.10 Series Riders, it is not the same as receiving annuity payments upon annuitization (as described in “VII. Description of the Contract – Pay-out Period Provisions”).
When you take withdrawals:
• you have the flexibility to start and stop withdrawals;
• you have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);
• you have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;
• you reduce the Contract Value available for annuitization; and
• you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See “IX. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.
When you annuitize:
• you will receive annuity payments that are fixed in amount (or in the number of units paid for Variable Annuity payments);
• your annuity payments do not vary in timing once they commence (for as long as we are due to pay them to you);
• you no longer have access to the Contract Value; and

• your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See “IX. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.
Impact of Death Benefits
Our Income Plus For Life® 5.10 Series Riders end if (a) a death benefit becomes payable during the Accumulation Period (but before the Settlement Phase under the Rider), and (b) the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum. In cases where the Rider continues, we determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.
We reduce the death benefit each time you take a withdrawal. If you limit withdrawals to the amount available under the terms of the Rider, the death benefit will be reduced by the Withdrawal Amount. Excess withdrawals will reduce the death benefit proportionally (see “Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount” above).
Income Plus For Life® 5.10. If the Beneficiary elects not to take the death benefit as a lump sum, the following applies:
If the Deceased Owner is:		Then INCOME PLUS FOR LIFE® 5.10:
1.	Not the Covered Person and the Beneficiary is the deceased Owner’s Spouse	-
may continue if the Beneficiary elects to continue the Contract. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider Fee based on the recalculated
Benefit Base.

		-	enters its Settlement Phase if a subsequent withdrawal depletes the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
-
continues to be eligible for any remaining Credits and Step-Ups, and a Target
Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit.
We will permit the Spouse to opt out of an increase in the Benefit Base
(reflecting the initial death benefit or any future Step-Ups) if at the time of the increase we also increase the rate of the IPFL 5.10 fee.

2.	Not the Covered Person and the Beneficiary is not the deceased Owner’s Spouse	-	may continue in the same manner as 1.
		-	enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
-
does not continue to be eligible for any Credits and Step-Ups, or a Target
Amount adjustment. We permit the Beneficiary to opt out of an increase in the
Benefit Base (reflecting the initial death benefit) if at the time of the increase we also increase the rate of the IPFL 5.10 fee.

3.	The Covered Person and the Beneficiary is the deceased Owner’s Spouse	-	ends without any further benefit.
4.	The Covered Person and the Beneficiary is not the deceased Owner’s Spouse	-	ends without any further benefit.
If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the IPFL 5.10 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments.
The entire interest must be distributed within five years of the Owner’s death, except in the case where the Beneficiary is an individual. In that case, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. We continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VIII. Charges and Deductions – Mortality and Expense Risks Fee”).
Income Plus For Life – Joint Life® 5.10. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an IPFL – Joint Life 5.10 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary or (c) a Qualified Plan is the non-Spousal Beneficiary and the surviving Covered Person is a Spouse of the deceased Owner. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).
If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.
Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue periodic distributions under the Contract in lieu of receiving the Contract’s death benefit as a lump sum. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the IPFL – Joint Life 5.10 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the IPFL – Joint Life 5.10 Rider fee (see “Rider Fees – Fee for Income Plus For Life® 5.10 Series Riders” earlier in this section). If the death benefit is greater than the Contract Value, we will increase the Contract Value only to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.
If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the IPFL – Joint Life 5.10 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.
Death of Last Covered Person. If the surviving Covered Person dies while the IPFL – Joint Life 5.10 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.
Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:
• if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
• if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.
Death Benefits during the Settlement Phase. If death occurs during an IPFL – Joint Life 5.10 Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.
Termination of Rider
You may not terminate an Income Plus For Life® 5.10 Series Rider once it is in effect. However, an IPFL 5.10 Series Rider terminates automatically upon the earliest of:
• the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
• the date an Annuity Option begins;

• the date the Contract Value and the Benefit Base both equal zero;
• (for IPFL 5.10) the death of the Covered Person;
• (for IPFL – Joint Life 5.10) the death of the last Covered Person remaining under the Rider; or
• termination of the Contract.
Tax Considerations
Withdrawals may be taxable and may be subject to a 10% penalty tax if made prior to age 59½. See “IX. Federal Tax Matters” for additional information on tax considerations related to optional benefit Riders.
Features of Income Plus For Life® 5.09 Series Riders
This section describes only those features of the Income Plus For Life® 5.09 Series Riders that differ from Income Plus For Life® 5.10 Series Riders.
Fee for Income Plus For Life® 5.09 Series Riders. The fee is equal to 0.90% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary.
Lifetime Income Date
The Lifetime Income Amount guarantee starts on a Lifetime Income Date. The earliest Lifetime Income Date will be the date you purchased the Rider (the Rider’s “effective date”) if the Covered Person (or the youngest Covered Person for IPFL – Joint Life 5.10) is age 58½ or older at the time.
Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately preceding the date the Covered Person (or youngest Covered Person for IPFL – Joint Life 5.10) turns age 59½. The earliest available Lifetime Income Date in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.
Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.
We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see “Increases in Guaranteed Amounts” in this section, below).
Available Model Allocations. You may allocate your entire Contract Value to any one of the available Model Allocations in the table shown below. You may also use our DCA program in connection with your selected Model Allocation. If you select a Model Allocation, you authorize us to rebalance your entire Contract Value allocated to your selected Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not transfer monies between Investment Options other than to transfer 100% of your Contract Value to another Model Allocation if available or 100% to any one, or any combination of, the available individual Investment Options.
None of the Model Allocations is a fund of funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your financial representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.
We reserve the right to restrict the availability of Model Allocations at any time. If we restrict a Model Allocation and your Contract Value is allocated to that Model Allocation on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation as long as you continue to allocate your entire Contract Value, including future Purchase Payments, to that Model Allocation. We will continue to rebalance your Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any other Model Allocation, or to any of the available individual Variable Investment Options other than as permitted in that Model Allocation.

The available Model Allocations are:
Model Allocation Name	Model Allocation Percentage	Portfolio Name
Core Plus Balanced Growth & Income 7.09 (closed version – available July 27, 2009 to May 2, 2010)	20% 9% 15% 3% 15% 6% 3% 9% 20%	500 Index American Growth-Income Select Bond American Growth High Yield American International Mid Cap Growth Global Equity Total Bond Market
Core Plus Balanced Toward Growth 7.09 (closed version – available July 27, 2009 to May 2, 2010)	26% 9% 9% 9% 12% 6% 3% 12% 14%	500 Index American Growth-Income Select Bond American Growth High Yield American International Mid Cap Growth Global Equity Total Bond Market
Core Plus Balanced Growth & Income (closed version – available May 1 to July 26, 2009)	24% 15% 3% 3% 6% 9% 21% 16% 3%	500 Index Select Bond American Global Growth American Growth American Growth-Income Investment Quality Bond Global Equity Total Bond Market Mid Cap Index
Core Plus Balanced to Growth (closed version – available May 1 to July 26, 2009)	30% 9% 3% 6% 15% 6% 18% 10% 3%	500 Index Select Bond American Global Growth American Growth American Growth-Income Investment Quality Bond Global Equity Total Bond Market Mid Cap Index

A Model Allocation may experience volatility in its investment performance or lose money, depending on the performance of the component Portfolios referenced above. Your investment in the Portfolios will fluctuate and when redeemed, may be worth more or less than your original investment. For more information regarding each Portfolio that we permit you to invest in through a Model Allocation, including information relating to that Portfolio’s investment objectives, policies and restrictions, and the risks of investing in that Portfolio, please see “VI. General
Information about Us, the Separate Accounts and the Portfolios” as well as the Portfolio’s prospectus. You can obtain a prospectus containing more complete information on each of the Portfolios, by contacting the respective Annuities
Service Center shown on the first page of this Prospectus. Please read the Portfolio’s prospectus carefully before investing in the corresponding Investment Option.

Features of Income Plus For Life® 2.08 Series Riders
This section describes only those features of the Income Plus For Life® (or “IPFL”) 2.08 Series Riders that differ from Income Plus For Life® 5.10 Series Riders.
Fee for Income Plus For Life® 2.08 Series Riders. The fee is equal to 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary.

Lifetime Income Date
The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This is the date you purchased the Rider if:
• (for IPFL 2.08) you were age 59½ or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on or immediately after the date you turn age 59½ .
• (for IPFL – Joint Life 2.08) both you and your Spouse were age 59½ or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger Spouse would turn age 59½. (The Lifetime Income Date does not change if the younger Spouse does not survive to this date and the older Spouse is still a Covered Person under the Rider.)
Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and took a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.
We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts,” below).
Increases in Guaranteed Amounts
Credits. We offered the Income Plus For Life® 2.08 Rider with the following Credit features:
• Annual Credit Rate – 7%.
• Credit Period (for Annual Credits) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
• Ten Year Credit Rate – See “Ten Year Credit” for a description of the rate we use to calculate a Ten Year Credit.
• Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the later of:
• the 10th Contract Anniversary after the effective date of the IPFL 2.08 Rider; or
• the Contract Anniversary on or next following the date the Covered Person turns age 69.
Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.
EXAMPLE (Income Plus For Life® 2.08): Assume that you purchase a Contract with an IPFL 2.08 Rider when you, the Covered Person, were 61, you took no withdrawals during the first and second Contract Year and the applicable Annual Credit Rate was 7%. Also assume that you purchase the Contract and Rider for $100,000, made no Additional Purchase Payments, and there was no increase in Contract Value during the first and second Contract Years.
• At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,350 (5% × $107,000).
• At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,700 (5% × $114,000).
Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
• At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.
• At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).
EXAMPLE (Income Plus For Life – Joint Life® 2.08): Assume that you purchase a Contract with an IPFL – Joint Life 2.08 Rider when the younger Covered Person was age 61, you took no withdrawals during the first and second Contract Year and the applicable Annual Credit Rate was 7%. Also assume that you purchase the Contract and Rider for $100,000, made no Additional Purchase Payments, and there was no increase in Contract Value during the first and second Contract Years.

• At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,083 (4.75% × $107,000).
• At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,415 (4.75% × $114,000).
Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
• At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.
• At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,337 (4.75% × $112,350).
Ten Year Credit. (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life® 2.08 Rider until the end of the Ten Year Credit Period, we make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base equals the greater of:
• the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
• the Target Amount.
The “Ten Year Credit Period” will exceed ten Contract Years if you purchased this Rider before a Covered Person turns age 59.
The Target Amount is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.
The Ten Year Credit can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the end of the Target Date to take your first withdrawal.
Restrictions on Investment Options Under Income Plus For Life® 2.08 Series Riders
If you purchased one of our Income Plus For Life® 2.08 Series Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:
(a) among the currently available individual Investment Options (see “Available Individual Investment Options” below); or
(b) in a manner consistent with any one of the currently available Model Allocations (see “Available Model Allocations” below).
You may transfer between (a) and (b), or vice versa, on any date subject to our restrictions on frequent trading, provided you transfer 100% of your Contract Value. You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal. We will allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.
Please consult with your financial representative to assist you in determining which available individual Investment Option or Model Allocation is best suited for your financial needs and risk tolerance.
Available Individual Investment Options. If you purchased a Contract with one of our Income Plus For Life® 2.08 Series Riders, we restrict the individual Investment Options to which you may allocate your Contract Value. These Investment Options invest in the following Portfolios:
• American Asset Allocation Trust (restricted May 4, 2009)
• Lifestyle Balanced Portfolio

• Lifestyle Conservative Portfolio
• Lifestyle Growth Portfolio
• Lifestyle Moderate Portfolio
• Managed Volatility Balanced Portfolio
• Managed Volatility Conservative Portfolio
• Managed Volatility Growth Portfolio
• Managed Volatility Moderate Portfolio
• Money Market Trust (restricted May 4, 2013)
• Total Bond Market Trust
• Ultra Short Term Bond Trust
You may allocate your Contract Value to any combination of the unrestricted Investment Options and you may also use our DCA program from any Source Investment Option in connection with your selected Investment Options.
We reserve the right to restrict Investment Options in your variable Investment Account at any time. If we restrict an Investment Option, you may not transfer or allocate Contract Value or Additional Purchase Payments (even if the Additional Purchase Payments are not otherwise restricted) to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.
If all or a portion of your Contract Value was allocated to one of more of the restricted individual Investment Options above (other than the Money Market Investment Option) on the last day it was available, you may continue to allocate Additional Purchase Payments (if otherwise not restricted) to that restricted individual Investment Option. For the Money Market Investment Option, however, even if all or a portion of your Contract Value was allocated to that Investment Option on the last day it was available, you may not allocate any Additional Purchase Payments to that Investment Option. Also, you may not transfer amounts from another Investment Option to any of the restricted individual Investment Options. If you transfer all of your Contract Value out of a restricted individual Investment Option to any of the available individual Investment Options or to any Model Allocation, you may no longer use the restricted Investment Option.
For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see “VI. General Information about Us, the Separate Accounts and the Portfolios” as well as the prospectus for the applicable Portfolios. You can obtain a copy of the Portfolios’ prospectuses by contacting the Annuities Service Center shown on the first page of this Prospectus. Please read the Portfolios’ prospectuses carefully before investing in a corresponding Variable Investment Option.
Available Model Allocations. You may allocate your entire Contract Value to any one of the available Model Allocations in the table shown below. You may also use our DCA program in connection with your selected Model Allocation. If you select a Model Allocation, you authorize us to rebalance your entire Contract Value allocated to your selected Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not transfer monies between Investment Options other than to transfer 100% of your Contract Value to another Model Allocation if available or 100% to any one, or any combination of, the available individual Investment Options.
None of the Model Allocations is a fund of funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your financial representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.
We reserve the right to restrict the availability of Model Allocations at any time. If we restrict a Model Allocation and your Contract Value is allocated to that Model Allocation on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation as long as you continue to allocate your entire Contract Value, including future Purchase Payments, to that Model Allocation. We will continue to rebalance your Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any other Model Allocation, or to any of the available individual Variable Investment Options other than as permitted in that Model Allocation.

The available Model Allocations are:
Model Allocation Name	Model Allocation Percentage	Portfolio Name
Core Plus Balanced Growth and Income 5.09 (closed version - available May 4 to July 26, 2009)[1]	3% 3% 3% 12% 15% 15% 9% 24% 16%	American Global Growth American Growth Mid Cap Index Global Equity American Growth-Income Select Bond Investment Quality Bond 500 Index Total Bond Market
Core Plus Balanced Toward Growth 5.09 (closed version - available May 4 to July 26, 2009)[1]	3% 6% 3% 18% 15% 9% 6% 30% 10%	American Global Growth American Growth Mid Cap Index Global Equity American Growth-Income Select Bond Investment Quality Bond 500 Index Total Bond Market
Balanced: Growth & Income 9.08 (closed version - available September 2, 2008 to May 1, 2009)[1]	5% 5% 5% 20% 25% 25% 15%	American Global Growth American Growth Mid Cap Index Global Equity American Growth-Income Select Bond Investment Quality Bond
Balanced Toward Growth 9.08 (closed version - available September 2, 2008 to May 1, 2009)[1]	5% 10% 5% 30% 25% 15% 10%	American Global Growth American Growth Mid Cap Index Global Equity American Growth-Income Select Bond Investment Quality Bond
Growth Focus 9.08 (closed version - available September 2, 2008 to May 1, 2009)[1]	5% 5% 15% 5% 30% 30% 10%	American Global Growth Mid Cap Growth American Growth Mid Cap Index Global Equity American Growth-Income Select Bond
Balanced: Growth & Income 2.08 (closed version - available February 11, 2008 to August 29, 2008)[1]	5% 5% 5% 20% 25% 25% 15%	American Global Growth American Growth Mid Value Global Equity American Growth-Income Select Bond Investment Quality Bond
Balanced Toward Growth 2.08 (closed version - available February 11, 2008 to August 29, 2008)[1]	5% 10% 5% 30% 25% 15% 10%	American Global Growth American Growth Mid Value Global Equity American Growth-Income Select Bond Investment Quality Bond

Model Allocation Name	Model Allocation Percentage	Portfolio Name
Growth Focus 2.08 (closed version, available February 11, 2008 to August 29, 2008)[1]	5% 5% 15% 5% 30% 30% 10%	American Global Growth Mid Cap Growth American Growth Mid Value Global Equity American Growth-Income Select Bond
1
If you allocated Contract Value to the Model Allocation shown on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value, including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual Investment Options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.
A Model Allocation may experience volatility in its investment performance or lose money, depending on the performance of the component Portfolios referenced above. Your investment in the Portfolios will fluctuate and when redeemed, may be worth more or less than your original investment. For more information regarding each Portfolio that we permit you to invest in through a Model Allocation, including information relating to that Portfolio’s investment objectives, policies and restrictions, and the risks of investing in that Portfolio, please see “VI. General Information about Us, the Separate Accounts and the Portfolios” as well as the Portfolio’s prospectus. You can obtain a prospectus containing more complete information on each of the Portfolios, by contacting the respective Annuities Service Center shown on the first page of this Prospectus. Please read the Portfolio’s prospectus carefully before investing in the corresponding Investment Option.

Our Statements of Additional Information provide additional information about the Contracts, including any optional benefit Riders and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus, and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information, request other information about the Contracts and make investor inquiries without charge upon request by contacting us at the Annuities Service Center shown below, on our website at www.johnhancock.com/annuities or by calling us at 1-800-344-1029.
We file periodic reports and other information about the Contract and the Separate Account as required under the federal securities laws. Those reports and other information about us are available on the SEC’s website at http://www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
John Hancock Annuities Service Center		John Hancock Annuities Service Center
Mailing Address	Overnight Mail Address	Mailing Address	Overnight Mail Address
PO Box 55444 Boston, MA 02205-5444 www.johnhancock.com/annuities	410 University Avenue – Suite 55444 Westwood, MA 02090 1-800-344-1029	PO Box 55445 Boston, MA 02205-5445 www.johnhancock.com/annuities	410 University Avenue – Suite 55445 Westwood, MA 02090 1-800-344-1029
1940 Act File No. 811-04113
1933 Act File No. 333-146591
EDGAR Contract Identifier No. C000056589

Statement of Additional Information
Dated May 1, 2023
John Hancock Life Insurance Company (U.S.A.) Separate Account H
This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment individual deferred variable annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York as follows:
Prospectus Issued by John Hancock USA
(to be read with this Statement of Additional Information)
Name of Policy (and SEC EDGAR Identifier #)
Venture Opportunity A Share (C000056589)
You may obtain a copy of the Prospectus listed above by contacting us at the following addresses:
John Hancock Life Insurance Company (U.S.A.)
John Hancock Annuities Service Center
Overnight Mail Address	Mailing Address
410 University Avenue, STE 55444 Westwood, MA 02090 1-800-344-1029	PO Box 55444 Boston, MA 02205-5444 www.johnhancock.com/annuities

General Information and History
John Hancock Life Insurance Company (U.S.A.) Separate Account H (the “Separate Account” or the “Registrant”) is a separate investment account of John Hancock Life Insurance Company (U.S.A.) (“we,” “us,” “the Company,” or “John Hancock USA”) (formerly, The Manufacturers Life Insurance Company (U.S.A.). We are a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. Our Michigan office is located at 201 Townsend Street, Suite 900, Lansing, Michigan 48304. Our principal office is located at 200 Berkeley Street, Boston, Massachusetts 02116. John Hancock USA also has an Annuities Service Center – its mailing address is P.O. Box 55444, Boston, MA 02205-5444; its overnight mail address is 410 University Avenue – Suite 55444, Westwood, MA 02090; and its website address is www.johnhancock.com/annuities. The ultimate parent of John Hancock USA is Manulife Financial Corporation (“MFC”) based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife.
The Separate Account was established on August 24, 1984 as a separate account of The Manufacturers Life Insurance Company of North America (“Manulife North America”), another wholly-owned subsidiary of MFC which on January 1, 2002 merged into the Company. As a result of this merger, the Company became the owner of all of Manulife North America’s assets, including the assets of the Separate Account and assumed all of Manulife North America’s obligations including those under the Contracts. The merger had no other effect on the terms and conditions of the Contracts or on your allocations among Investment Options. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.
Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
Services
Independent Registered Public Accounting Firm
The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) as of December 31, 2022 and 2021, and for each of the three years in the period ended December 31, 2022 incorporated in this SAI by reference to report on Form N-VPFS filed April 11, 2023 have been so incorporated in reliance on the report of Ernst & Young LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account H (File No. 811-04113) as of December 31 2022, and for each of the periods indicated in the Financial Statements incorporated in this SAI by reference to report on Form N-VPFS filed April 11, 2023 have been so incorporated in reliance on the report of Ernst & Young LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
The business address of Ernst & Young LLP is 200 Clarendon Street, Boston, Massachusetts, 02116.
Servicing Agent
DXC Technology provides to us a computerized data processing recordkeeping system for variable and fixed annuity administration. DXC provides various daily, semimonthly, monthly, semiannual and annual reports including:
• daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;
• weekly commission statements;
• monthly summaries of agent production and daily transaction reports;
• semiannual statements for Contract Owners; and
• annual Contract Owner tax reports.
We paid DXC $2.1 million for 2020, $2.64 million for 2021, and $3.05 million for 2022, plus certain other fees for the services provided.
1

Principal Underwriter
John Hancock Distributors, LLC (“JH Distributors”), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2022, 2021, and 2020, were $143,672,509, $178,016,695, and $171,491,829, respectively. JH Distributors did not retain any of these amounts during such periods.
Special Compensation and Reimbursement Arrangements
The Contracts are primarily sold through selected firms. The Contracts’ principal distributor, JH Distributors, and its affiliates (collectively, “JHD”) pay compensation to broker-dealers (firms) for the promotion, sale and servicing of the Contracts. The compensation JHD pays may vary depending on each firm’s selling agreement and the specific Contract(s) distributed by the firm, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts and ongoing services to Contract Owners is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.
The financial advisor through whom your Contract is sold is a registered representative of a broker-dealer, and as such will be compensated pursuant to that registered representative’s own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your financial advisor’s compensation. You are encouraged to ask your financial advisor about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.
Compensation to firms for the promotion, sale and servicing of the Contracts is not paid directly by Contract Owners, but we expect to recoup it through the fees and charges imposed under the Contract.
We may, directly or through JHD, make additional payments to firms, either from 12b-1 distribution fees received from the Contracts’ underlying investment Portfolios or out of our own resources. These payments are sometimes referred to as “revenue sharing.” Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products, or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments. During 2012, we terminated these revenue sharing arrangements with broker-dealers with respect to the sale of John Hancock’s annuity contracts, although a small number of firms will continue to receive revenue sharing payments in accordance with the terms of certain agreements with these particular firms.
We are among several insurance companies that pay additional payments to certain firms to receive “preferred” or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists (“shelf-space arrangements”); and other improvements in sales by featuring our products over others.
Revenue sharing payments assisted in our efforts to promote the sale of the Contracts and could be significant to a firm. Not all firms, however, received additional compensation. We determined which firms to support and the extent of the payments we were willing to make, and generally choose to compensate firms that were willing to cooperate with our promotional efforts and have a strong capability to distribute the Contracts. We did not make an independent assessment of the cost of providing such services. Instead, we agreed with the firm on the methods for calculating any additional compensation. The methods, which vary by firm and are further described below, may have included different categories to measure the amount of revenue sharing payments, such as the level of sales, assets attributable to the firm and the variable annuity contracts covered under the arrangement (including contracts issued by any of our affiliates). The categories of revenue sharing payments that we may provide to firms, directly or through JHD, are not mutually exclusive and may vary from Contract to Contract. We or our affiliates may make additional types of revenue sharing payments for other products, and may enter into new revenue sharing arrangements in the future.
During 2022, Edward Jones Co., L.P., a member firm of the Financial Industry Regulatory Authority (“FINRA”) was the exclusive distributor soliciting sales of the Venture Opportunity variable annuity Contract. We made revenue sharing payments of more than $5,000 to Edward Jones Co., L.P. with respect to Venture Opportunity annuity business during calendar year 2022.
2

Your Edward Jones Co., L.P. financial advisor can provide you with more information about the compensation arrangements that apply upon the sale of a variable annuity contract.
The sums paid to Edward Jones Co., L.P. do not necessarily constitute “special cash compensation” as defined by FINRA Conduct Rule 2341(l)(4). We will endeavor to update this disclosure annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her financial advisor is or should be included in any such disclosure. You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.
We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.
Sales and Asset Based Payments
We may, directly or through JHD, make or have made revenue sharing payments as incentives to certain firms for promotion and sale of the Contracts. In consideration for revenue sharing, a firm may have featured the Contracts in its sales system or given us additional access to members of its sales force or management. In addition, a firm may have agreed to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm’s sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may have provided a firm with an incentive to favor the Contracts in its sales efforts.
The revenue sharing payments we make may be calculated on sales of our products by the firm (“Sales-Based Payments”). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.
Such payments also may be calculated based upon the “assets under management” attributable to a particular firm (“Asset-Based Payments”). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. We make these payments on a periodic basis.
Sales-Based Payments primarily created incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay or have paid a firm either or both Sales-Based Payments and Asset-Based Payments.
Administrative and Processing Support Payments
We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract Owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm’s mutual fund trading system.
Other Payments
We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may have included seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may have contributed to, as well as sponsored, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may have received prizes such as merchandise, cash, or other awards.
Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
We may have other relationships with firms relating to the provisions of services to the Contracts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides
3

these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.
4

PART C
OTHER INFORMATION
Item 27. Exhibits
(a)
(i)
Resolution of the Board of Directors of Manufacturers Life Insurance Company (U.S.A.) establishing The Manufacturers Life Insurance Company Separate Account H—Incorporated by reference to Exhibit (1)(i) to pre-effective amendment No. 1 to registration statement, file number 333-70728, filed January 2, 2002 (the “Pre-Effective Amendment”).
(b)
Agreements for custody of securities and similar investments—NOT APPLICABLE.
(c)
(i)
Underwriting Agreement dated August 10, 1995— Incorporated by reference to Exhibit (b)(3)(i) to Form N-4, file number 033-76162, filed February 25, 1998.
(ii)
Distribution and Servicing Agreement dated February 17, 2009, incorporated by reference to Exhibit 24(b)(3)(ii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.
(iii)
General Agent and Broker Dealer Selling Agreement, incorporated by reference to Exhibit 24(b)(3)(iii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.
(d)
(a)
Form of Specimen Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating—Incorporated by reference to Pre-effective Amendment #2 to this registration statement filed on Form N-4, filed on December 26, 2007.
(b)
Form of Specimen Income Plus for Life Rider—Incorporated by reference to Exhibit 4(i)(B) to Post-effective Amendment No. 24 to the registration statement on Form N-4, file number 333-70728, filed April 28, 2008.
(c)
Form of Specimen Income Plus for Life—Joint Life Rider—Incorporated by reference to Exhibit 4(i)(C) to Post-effective Amendment No. 24 to the registration statement on Form N-4, file number 333-70728, filed April 28, 2008.
(d)
Form of Specimen Annual Step Death Benefit Rider, incorporated by reference to Exhibit 4(i)(G) to Post- effective Amendment No. 24 to the registration statement on Form N-4, file number 333-70728, filed April 28, 2008.
(e)
Form of Specimen Income Plus for Life single-life Rider (BR001Q.07), incorporated by reference to Exhibit 24 (b)(4)(e) to Post-Effective Amendment No. 2 to this Registration Statement, File No. 333- 146591, filed on April 30, 2009.
(f)
Form of Specimen Income Plus for Life single-life Rider (BR001NQ.07), incorporated by reference to Exhibit 24(b)(4)(f) to Post-Effective Amendment No. 2 to this Registration Statement, File No. 333- 146591, filed on April 30, 2009.
(g)
Form of Specimen Income Plus for Life joint-life Rider (BR002Q.07), incorporated by reference to Exhibit 24 (b)(4)(g) to Post-Effective Amendment No. 2 to this Registration Statement, File No. 333-146591, filed on April 30, 2009.
(h)
Form of Specimen Income Plus for Life joint-life Rider (BR002NQ.07), incorporated by reference to Exhibit 24 (b)(4)(h) to Post-Effective Amendment No. 2 to this Registration Statement, File No. 333- 146591, filed on April 30, 2009.
(e)
(a)
Form of Specimen Application for Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating. Incorporated by reference to Pre-effective Amendment No. 2 to this registration statement filed on Form N-4, filed on December 26, 2007.
(f)
(i)
Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.), incorporated by reference to Exhibit A(6) to the Registration Statement on Form S-6 filed July 20, 2000 (File No. 333-41814).
(ii)
Certificate of Amendment to Certificate of Incorporation of the Company, Name Change July 1984, incorporated by reference to Exhibit (3)(i)(a) to Form 10Q of The Manufacturers Life Insurance Company of North America, filed November 14, 1997.

(iii)
Certificate of Amendment to Certificate of Incorporation of the Company changing its name to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005, incorporated by reference to Exhibit (b)(6)(iii) to Form N-4, File no. 333-70728, filed May 1, 2007.
(iv)
By-laws of The Manufacturers Life Insurance Company (U.S.A.), incorporated by reference to Exhibit A(6)(b) to the Registration Statement on Form S-6 filed July 20, 2000 (File No. 333-41814).
(v)
Amendment to By-Laws reflecting the Company’s name change to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005, incorporated by reference to Exhibit (b)(6)(v) to Form N-4, File no. 333-70728, filed May 1, 2007.
(vi)
Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) effective June 15, 2010, incorporated by reference to Exhibit 24 (b)(6)(vi) to Post-Effective Amendment No. 35 to Registration Statement, File No. 333-70728, filed November 8, 2010.
(vii)
Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) effective July 26, 2010, incorporated by reference to Exhibit 24(b)(6)(vii) to Post-Effective Amendment No. 35 to Registration Statement, File No. 333-70728, filed November 8, 2010.
(viii)
Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) dated October 23, 2012, incorporated by reference to Exhibit 24(b)(6)(viii) to Post-Effective Amendment No. 6 to Registration Statement File No. 333-162245, filed January 18, 2013.
(g)
Contract of reinsurance in connection with the variable annuity contracts being offered.
(i)
Amended and Restated Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Manulife Reinsurance (Bermuda) Limited, effective October 1, 2008, incorporated by reference to Exhibit 24(b)(7)(f) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 3, 2019.]
(ii)
Agreement for Partial Recapture of the Amended and Restated Indemnity Variable Annuity Reinsurance Agreement Reference #8003 between John Hancock Life Insurance Company (U.S.A.) and Manulife Reinsurance (Bermuda) Limited dated November 15, 2021. CERTAIN INFORMATION (INDICATED BY [***]) HAS BEEN EXCLUDED FROM THE VERSION OF THIS DOCUMENT FILED AS AN EHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND A TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. Incorporated by reference to Exhibit 27(g)(x) to Post-Effective Amendment No. 41 to Registration Statement, File No. 333-70730, filed on April 22, 2022.
(iii)
Coinsurance and Modified Coinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Corporate Solutions Life Reinsurance Company dated February 1, 2022. CERTAIN INFORMATION (INDICATED BY [***]) HAS BEEN EXCLUDED FROM THE VERSION OF THIS DOCUMENT FILED AS AN EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND A TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. Incorporated by reference to Exhibit 27(g)(xi) to Post-Effective Amendment No. 41 to Registration Statement, File No. 333-70730, filed on April 22, 2022.
(iv)
Agreement to Amend and Supplement the Coinsurance and Modified Coinsurance Agreement and Principal Transaction Agreement dated October 3, 2022. CERTAIN INFORMATION (INDICATED BY “[***]”) HAS BEEN EXCLUDED FROM THE VERSION OF THIS DOCUMENT FILED AS AN EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND A TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.[FILED HEREWITH]
(h)
(i)
Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.
(ii)
Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April 30, 2007.

(iii)
Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April 30, 2007.
(i)
(a)
CSC Customer Agreement dated June 30, 2004, incorporated by reference to Exhibit 24(b)(8)(a)(i) to Post- Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 29, 2019.]
(b)
Addendum No. 2 to the Remote Service Exhibit Number 1 dated July 1, 2006 with CSC, incorporated by reference to Exhibit 24(b)(8)(a)(ii) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 29, 2019.]
(j)
Merger Agreement with The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of North America, incorporated by reference to Exhibit 24(b)(8)(ii)(A) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.
(k)
Opinion of Counsel and consent to its use as to the legality of the securities being registered—Incorporated by reference to Exhibit 24(b)(9) to this registration statement on Form N-4, file no. 333-146591, filed February 7, 2008.
(l)
Written consent of Ernst & Young LLP, independent registered public accounting firm. [FILED HEREWITH]
(m)
All financial statements omitted from Item 26, Financial Statements—NOT APPLICABLE.
(n)
Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners—NOT APPLICABLE.
(o)
Form of Initial Summary Prospectuses—NOT APPLICABLE.
Powers of Attorney
(i)
Powers of Attorney for Thomas Borshoff, James R. Boyle, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex E. Schlaybaugh, Jr., and John G. Vrysen, incorporated by reference to Post-Effective Amendment No. 5 to this Registration Statement, File No. 333-146591, filed on April 6, 2010.
(ii)
Power of Attorney for Steven Finch, incorporated by reference to Exhibit 24(b)(15)(b) to Post-Effective Amendment 7 to this Registration Statement, File No. 333-146591, filed on August 23, 2010.
(iii)
Power of Attorney for Paul M. Connolly, incorporated by reference to Exhibit 24(b)(15)(c) to Post-Effective Amendment No.8 to this Registration Statement, filed on May 2, 2011.
(iv)
Power of Attorney for Marianne Harrison, incorporated by reference to Exhibit 24(b)(15)(d) to Post- Effective Amendment No. 10 to this Registration Statement, File No. 333-146591, filed on April 30, 2012.
(v)
Power of Attorney for Craig Bromley, incorporated by reference to Exhibit 24(b)(15)(e) to Post-Effective Amendment No. 12 to this Registration Statement, File No. 333-146591, filed on April 26, 2013.
(vi)
Power of Attorney for Michael Doughty, incorporated by reference to Exhibit 24(b)(15)(f) to Post-Effective Amendment No. 15 to this Registration Statement, File No. 333-146591, filed on April 28, 2014.
(vii)
Power of Attorney for Linda A. Davis Watters, incorporated by reference to Exhibit 24(b)(15)(g) to Post-Effective Amendment No. 18 to this Registration Statement, File No. 333-146591, filed on April 28, 2017.
(viii)
Power of Attorney for Marianne Harrison, incorporated by reference to Exhibit 24(b)(15)(h) to Post-Effective Amendment No. 19 to this Registration Statement, File No. 333-146591, filed on April 27, 2018.
(ix)
Power of Attorney for Brooks Tingle, incorporated by reference to Exhibit 24(b)(15)(i) to Post-Effective Amendment No. 20 to this Registration Statement, File No. 333-146591, filed on April 26, 2019.
(x)
Power of Attorney for J. Stephanie Nam, incorporated by reference to Exhibit 24(b)(15)(x) to Post-Effective Amendment No. 48 to Registration Statement, File No. 333-70728, filed on July 26, 2019.
(xi)
Power of Attorney for Ken Ross, incorporated by reference to Exhibit 24(b)(15)(xi) to Post-Effective Amendment No. 48 to Registration Statement, File No. 333-70728, filed on July 26, 2019.

(xii)
Power of Attorney for Henry H. Wong, incorporated by reference to Exhibit 24(b)(15)(xii) to Post-Effective Amendment No. 48 to Registration Statement, File No. 333-70728, filed on July 26, 2019.
(xiii)
Power of Attorney for Shamus Weiland, incorporated by reference to Exhibit 24(b)(15)(xiii) to Post- Effective Amendment No. 22 to Registration Statement, File No. 333-146591, filed on April 23, 2021.
(xiv)
Power of Attorney for Emanuel Alves, incorporated by reference to Exhibit (27)(xiv) to Post-Effective Amendment No. 55 to Registration Statement, File No. 333-70728, filed on November 17, 2021.
(xv)
Power of Attorney for Thomas Edward Hampton, incorporated by reference to Exhibit (27)(xv) to Post- Effective Amendment No. 55 to Registration Statement, File No. 333-70728, filed on November 17, 2021.
(xvi)
Powers of Attorney for Emanuel Alves, Paul M. Connolly, Thomas Edward Hampton, Marianne Harrison, J. Stephanie Nam, Ken Ross, Rex Schlaybaugh Jr., Brooks Tingle, Shamus Weiland, and Henry H. Wong, incorporated by reference to Exhibit 27(xvi) to Post-Effective Amendment No. 23, File No. 333-146591, filed with the Commission on April 22, 2022.
(xvii)
Powers of Attorney for Emanuel Alves, Paul M. Connolly, Nora Newton Crouch, Thomas Edward Hampton, J. Stephanie Nam, Ken Ross, Rex Schlaybaugh Jr., Colin Simpson, Brooks Tingle, Simonetta Vendittelli, Shamus Weiland, and Henry H. Wong. [FILED HEREWITH]

Item 28. Directors and Officers of the Depositor
Officers and Directors of John Hancock Life Insurance Company (U.S.A.):
Name and Principal Business Address	Position with Depositor
Brooks Tingle 200 Berkeley Street Boston, MA 02116	Chair, Director, President & Chief Executive Officer
Emanuel Alves 197 Clarendon Street Boston, MA 02116	Director, Senior Vice President, General Counsel
Paul M. Connolly 75 Indian Spring Road Milton, MA 02186	Director
Nora Newton Crouch 804 Pepper Avenue Richmond, VA 23226	Director
Thomas Edward Hampton 1900 K Street NW Washington, DC 20006	Director
J. Stephanie Nam 1 West 72nd Street, Apt. 35 New York NY 10023	Director
Ken Ross 200 Berkeley St. Boston, MA 02116	Director, Vice President
Rex Schlaybaugh, Jr. 400 Renaissance Center Detroit, MI 48243	Director
Shamus Weiland 200 Bloor Street E. Toronto, ON M4W 1E5	Director
Henry H. Wong 200 Berkeley Street Boston, MA 02116	Director, Vice President
Executive Vice Presidents
Andrew G. Arnott**	Global Head of Corporate Finance
Christopher Paul Conkey**	Global Head of Corporate Finance
Scott S. Hartz**	Chief Investment Officer – U.S. Investments
Halina K. von dem Hagen***	Treasurer
Senior Vice Presidents
John Addeo**	Global Fixed Income Chief Investment Officer
John C.S. Anderson**	Global Head of Corporate Finance
Stephen J. Blewitt**	Head of Private Markets Business
Kevin J. Cloherty**	Global Compliance Chief
Mike Dallas**	Global Head of Employee Experience
Aimee DeCamillo*	Global Head of Retirement
Peter DeFrancesco*	Head of Digital – Direct to Consumer
Kristie Feinberg*	GWAM Chief Financial Officer
Steven E. Medina**	Global Equity Chief Investment Officer
Joelle Metzman**	GWAM Chief Risk Officer
Lee Ann Murray**	GWAM Chief Information Officer
Sinead O’Connor*	Head of Actuarial Policy
Gerald Peterson**	Global Head of Operations, GWAM

Name and Principal Business Address	Position with Depositor
Susan Roberts*	Head of Strategy, Transformation & Continuous Delivery
Keri Roger**	Head of Operational Risk Management
Ian Roke**	Head of Asset Liability Management
Colin Simpson*	Chief Financial Officer
Anthony Teta*	US Head of Inforce Management
Leo Zerilli**	Global MAST Chief Investment Officer
Vice Presidents
Lynda Abend*
Mark Akerson*
Kate Ardini*
Jay Aronowitz**
Kevin Askew**
William Auger*
Jack Barry*
P.J. Beltramini*
Zahir Bhanji***
Jon Bourgault**
Paul Boyne**
Ian B. Brodie**
Ted Bruntrager*	CCO & Chief Risk Officer
Grant Buchanan***
Ginger Burns**
Priscilla Cale**
Jennifer Toone Campanella**
Brendan Campbell*
Yan Rong Cao*
Rick A. Carlson**
Patricia Rosch Carrington**
Alex Catterick****
Ken K. Cha*
Diana Chan***	Treasury Operations
Christopher M. Chapman**
Sheila Chernicki*
Teresa H. Chuang**
Eileen Cloherty*
Catherine Z. Collins*
Thomas D. Crohan**
Susan Curry**
Kenneth D’Amato*
Kenneth Dai***	Treasury
Michelle M. Dauphinais*
Frederick D Deminico**
Jeffrey Duckworth**
Marc Feliciano**
Carolyn Flanagan**
Lauren Marx Fleming**
Philip J. Fontana**
Laura Foster***
Scott Francolini*
Matthew Gabriel*
Paul Gallagher**
Melissa Gamble**
Scott B. Garfield**
Marco Giacomelli***
Jeffrey N. Given**
Thomas C. Goggins**
Dara Gough*

Name and Principal Business Address	Position with Depositor
Howard C. Greene**
Len van Greuning*	Chief Information Officer
Erik Gustafson**
Neal Halder*
Jeffrey Hammer***
Anne Hammer*
Lindsay L. Hanson*
Richard Harris***	Appointed Actuary
John Hatch*	Chief Operations Officer – US Segment
Justin Helferich***
Michael Hession*
Philip Huvos*
Sesh Iyengar**
Christopher Johnson**
Tasneem Kanji**
Rishi Kapur***	Treasury
Geoffrey Grant Kelley**
Recep C. Kendircioglu**
Neal P. Kerins*
Heidi Knapp**
Hung Ko***
Robert Krempus***
Diane R. Landers**
Michael Landolfi**
Christopher Link**
Scott Lively**
Jeffrey H. Long**
Jennifer Lundmark*
Edward P. Macdonald**
Patrick MacDonnell**
Nathaniel I. Margolis**
John B. Maynard**
Shawn McCarthy**
Andrew J. McFetridge**
Jonathan McGee**
Katie L. McKay**
Eric S. Menzer**
Maureen Milet**	CCO – Investments
Stella Mink***
Scott Morin*
Catherine Murphy*	Deputy Appointed Actuary
Richard Myrus**
Jeffrey H. Nataupsky**
Scott Navin**
Jeffrey Packard**
Pragya Pandit*
Gary M. Pelletier**
David Pemstein**
Antonia Perry**
Charlie Philbrook*
Jason M. Pratt**
Ed Rapp**
Todd Renneker**
Chet Ritchie*
Charles A. Rizzo**
Emily Roland**
Josephine M. Rollka*
Ken Ross***

Name and Principal Business Address	Position with Depositor
Caryn Rothman**
Devon Russell*
Thomas Samoluk**
Paul Sanabria**
Emory W. Sanders*
Jeffrey R. Santerre**
Marcia Schow**
Dolores (Dee Dee) Schreitmueller**
Christopher L. Sechler**
Thomas Shea**
Lisa Shepard*
Alex Silva*	CFO - US Insurance
Susan Simi**
Darren Smith**
Jayanthi Srinivasan***
Katherine Sullivan**
Trevor Swanberg**
Robert E. Sykes, Jr.**
Wilfred Talbot*
Gary Tankersley*	Head of US Retirement Distribution
Michelle Taylor-Jones*
Brian E. Torrisi**
Simonetta Vendittelli*	Controller
Gina Goldych Walters**
Adam Weigold**
Jonathan T. White**
Jay Wightman**
Bryan Wilhelm*
Karin Wilsey**
Adam Wise**
R. Blake Witherington**
Jeffrey Wolfe**
Thomas Zakian**
Michael Zargaj*
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant
Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the “Company”), operated as a unit investment trust. Registrant supports certain benefits payable under the Company’s variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the “Trust”), which is a “series” type of mutual fund registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.
On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation (“MFC”). A list of other persons controlled by MFC as of December 31, 2022, appears below:

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2022

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
Manulife Investment Management Holdings (Canada) Inc. (Canada)
Manulife Investment Management Limited (Canada)
EIS Services (Bermuda) Limited (Bermuda)
Manulife Investment Management (North America) Limited (Canada)
Manulife Investment Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Assurance Company of Canada (Canada)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
95%
PT Asuransi Jiwa Manulife Indonesia (*) (Indonesia)
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Myanmar Life Insurance Company Limited (Myanmar)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Investment Management (M) Berhad (Malaysia)
Manulife International Holdings Limited (Bermuda)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Holdings Berhad (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Life Insurance Company (Japan)
Manulife Investment Management (Japan) Limited (Japan)
Manulife Investment Management International Holdings Limited (Barbados)
Manulife Investment Management (Hong Kong) Limited (Hong Kong)
Manulife TEDA Fund Management Co., Ltd. (China)
Manulife Investment Management (Taiwan) Co., Ltd. (Taiwan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Investment Management (Singapore) Pte. Ltd. (Singapore)
Manulife (Vietnam) Limited (Vietnam)
Manulife Investment Fund Management (Vietnam) Company Limited (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
40%
John Hancock Variable Trust Advisers LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Manulife Investment Management Timberland and Agriculture Inc (Delaware)
Manulife Investment Management (US) LLC (Delaware)
John Hancock Investment Management LLC (**) (Delaware)
John Hancock Investment Management Distributors LLC (Delaware)
John Hancock Insurance Agency, Inc. (Delaware)
John Hancock Reassurance Company Ltd. (Michigan)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
Indirect Control
Direct Control

(*) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by Manulife Financial Asia Limited
(**) The remaining 0.1% equity of John Hancock Investment Management LLC is indirectly held by The Manufacturers Investment Corporation

The reported jurisdiction represents the jurisdiction of incorporation

This chart displays voting interest. All entities are 100% controlled unless otherwise indicated.

Item 30. Indemnification
Article XIV of the Restated Articles of Redomestication of the Company provides as follows:
No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director’s fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:
i) a breach of the director’s duty or loyalty to the Corporation or its shareholders or policyholders;
ii) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;
iii) a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;
iv) a transaction from which the director derived an improper personal benefit; or
v) an act or omission occurring on or before the date of filing of these Articles of Incorporation
If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this Article XIV shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.
Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Principal Underwriters
(a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.
Name of Investment Company	Capacity in Which Acting
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JHD LLC and the following comprise the Board of Managers and Officers of JHD LLC.
Name	Title
Gary Tankersley*	Director, President and Chief Executive Officer
Alex Silva*	Director
Christopher Walker***	Director, Vice President, Investments
Tracy Lannigan**	Corporate Secretary
Rick Carlson**	Vice President, US Taxation
Jeffrey H. Long**	Vice President, Chief Financial Officer and Financial Operations Principal
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
(c) None.
Item 32. Location of Accounts and Records.
The information required by this item is included in the most recent Form N-CEN filed with the SEC by the Separate Account.
Item 33. Management Services
None.
Item 34. Fee Representation
(a) Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940
John Hancock Life Insurance Company (U.S.A.) (“Company”) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.
(b) Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended
Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, Commonwealth of Massachusetts, on this 24th day of April, 2023.
John Hancock Life Insurance Company (U.S.A.) Separate Account H (Registrant)
By:	John Hancock Life Insurance Company (U.S.A.) (Depositor)
By:	* Brooks Tingle Chair and President
John Hancock Life Insurance Company (U.S.A.)
By:	* Brooks Tingle Chair and President

*/s/ Sophia Pattas Sophia Pattas, as Attorney-In-Fact *Pursuant to Power of Attorney

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of the 24th day of April, 2023.
Signature	Title
* Brooks Tingle	Chair and President (Chief Executive Officer)
* Colin Simpson	Chief Financial Officer (Chief Financial Officer)
* Simonetta Vendittelli	Vice President and Controller (Chief Accounting Officer)
* Emanuel Alves	Director
* Paul M. Connolly	Director
* Nora Newton Crouch	Director
* Thomas Edward Hampton	Director
* J. Stephanie Nam	Director
* Ken Ross	Director
* Rex Schlaybaugh, Jr.	Director
* Shamus Weiland	Director
* Henry H. Wong	Director
*/s/ Sophia Pattas Sophia Pattas, as Attorney-In-Fact *Pursuant to Power of Attorney